SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

METRIS COMPANIES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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10900 Wayzata Boulevard
Minnetonka, Minnesota 55305-1534

March 28, 2005

Dear Stockholder:

      I am pleased to invite you to attend Metris Companies Inc.’s 2005 Annual Meeting of Stockholders, which will be held on Wednesday, May 11, 2005, at 9:00 a.m. (CDT) at our headquarters located at 10900 Wayzata Boulevard, Minnetonka, Minnesota.

      On the page following this letter you will find the Notice of Annual Meeting, which lists the matters to be considered at the meeting. Following the Notice is the Proxy Statement, which describes those matters and provides other information concerning the Company and its management. Please carefully read the Notice and Proxy Statement. Also enclosed is your Proxy card, which allows you to vote on the matters, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

      Your vote and participation are important to us. Please vote your Proxy promptly, even if you plan to attend the meeting. You can attend the meeting and vote in person, even if you have mailed in a Proxy card or voted by Internet or telephone.

      The Board of Directors recommends that stockholders vote FOR each of the director nominees and FOR the other proposals.

      I look forward to seeing you on May 11th.

Sincerely,

DAVID D. WESSELINK
Chairman and Chief Executive Officer

METRIS COMPANIES INC.

10900 Wayzata Boulevard
Minnetonka, Minnesota 55305-1534

NOTICE OF ANNUAL MEETING
BY ORDER OF THE BOARD OF DIRECTORS

TIME AND DATE	9:00 a.m. (CDT) Wednesday, May 11, 2005

PLACE	Metris Companies Inc. 10900 Wayzata Boulevard Minnetonka, Minnesota 55305-1534

ITEMS OF BUSINESS	1) To elect eleven directors, including seven directors to be elected by the Company’s common stockholders and four directors to be elected by the Company’s preferred stockholders.

2) To approve an amendment to the Metris Companies Inc. Amended and Restated Long-Term Incentive and Stock Option Plan.

3) To ratify KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

4) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	You can vote if you were a stockholder of record on March 14, 2005.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. Please vote promptly in one of the ways explained in the Proxy Statement.

Richard G. Evans Secretary
March 28, 2005

i

METRIS COMPANIES INC. PROXY STATEMENT

ATTENDANCE AND VOTING MATTERS

Why Did You Send Me This Proxy Statement?

      We sent you this Proxy Statement and the enclosed Proxy card because the Board of Directors (“Board”) of Metris Companies Inc. (“we,” “us,” “our,” “Metris” or “Company”) is soliciting your proxy to vote at the Company’s 2005 Annual Meeting of Stockholders (“Annual Meeting”). This Proxy Statement summarizes information concerning the director nominees and certain other proposals, and provides you with information concerning the Company’s performance and the compensation of our executive officers and directors. This information will help you to make an informed vote at the Annual Meeting.

      We began mailing this Proxy Statement, the attached Notice of Annual Meeting and the enclosed Proxy card on or about March 28, 2005.

Who is Entitled to Vote?

      Holders of our Common Stock. Stockholders of record of the Company’s common stock, par value $.01 (“Common Stock”), at the close of business on March 14, 2005 (“Record Date”), are entitled to vote at the Annual Meeting. A holder of Common Stock is entitled to one vote for each share of Common Stock held on the Record Date for each of the proposals set forth herein, except for electing to the Board nominees to represent the holders of our Series C Perpetual Convertible Preferred Stock, as discussed below, in which case the holders of Common Stock have no right to vote. There is no cumulative voting.

      Holders of our Series C Perpetual Convertible Preferred Stock. The holders of our Series C Perpetual Convertible Preferred Stock (“Series C Preferred Stock”) are entitled to vote on all matters voted on by holders of our Common Stock, voting as a single class with the common stockholders, except for the election of directors. With respect to a vote on any matter other than the election of directors, each share of Series C Preferred Stock entitles its holder to cast the same number of votes he or she would have been able to cast if the share of Series C Preferred Stock was converted into Common Stock on the Record Date. One share of Series C Preferred Stock is convertible into 30 shares of Common Stock, plus a premium amount designed to guarantee a portion of dividends at a 9% annual rate through December 9, 2005. For conversions in 2005, the premium amount would be equal to 100% of those dividends.

      Affiliates of Thomas H. Lee Partners, L.P. and its predecessor, Thomas H. Lee Company, hold most of the outstanding shares of our Series C Preferred Stock. So long as they or their affiliates own at least 25% of the originally issued Series C Preferred Stock (or any shares of Common Stock issued upon conversion thereof), the holders of a majority of the shares of Series C Preferred Stock are entitled to elect four out of eleven directors of the Board. So long as the holders of our Series C Preferred Stock are entitled to elect four directors and the Thomas H. Lee Equity Fund IV, L.P. owns any shares of the Series C Preferred Stock (or any shares of Common Stock issued upon conversion thereof), it will have the right to appoint one of the four directors. So long as Thomas H. Lee Equity Fund IV, L.P. and its affiliates own at least 10% but less than 25% of the originally issued Series C Preferred Stock (or any shares of Common Stock issued upon conversion thereof), the holders of a majority of the shares of Series C Preferred Stock are entitled to elect one director.

      On the Record Date the total shares outstanding were:

•	58,164,224 shares of Common Stock, and

•	1,381,327 shares of Series C Preferred Stock.

The Series C Preferred Stock is fully convertible into Common Stock. This means that, as of the Record Date, our stockholders holding Series C Preferred Stock would receive 45,053,541 shares, or approximately 43.6%, of our Common Stock on a diluted basis upon conversion of their Series C Preferred Stock.

      Our stockholders may examine a list of stockholders entitled to vote at the Annual Meeting, and for 10 days prior to the Annual Meeting, at our corporate headquarters during normal business hours, for purposes germane to the Annual Meeting.

How Do I Vote?

      Stockholders of record. If you are a stockholder of record, you can vote on matters to come before the Annual Meeting in one of three ways:

•	by personally attending the Annual Meeting and casting your vote there;

•	by marking, signing, dating and promptly returning the enclosed Proxy card by mail; or

•	on the Internet at www.proxyvote.com.

      The Board has selected David D. Wesselink and Richard G. Evans, the persons named on the Proxy card accompanying this Proxy Statement, to serve as proxies for the Annual Meeting. Messrs. Wesselink and Evans are officers of the Company.

      Employees in the Metris Companies Inc. Employee Stock Purchase Plan. If you hold shares of Common Stock under the Metris Companies Inc. Employee Stock Purchase Plan, you can vote those shares in any of the ways described above.

      Employees in the Metris Retirement (401(k)) Plan. If you hold shares of Common Stock in the Metris Retirement (401(k)) Plan (“401(k) Plan”), an employee benefit plan of the Company, you may direct Scudder Trust Company, the trustee for the 401(k) Plan (“Trustee”), to vote those shares in any of the ways described above (except in person) at the Annual Meeting. You must vote by May 4, 2005. ADP Investor Communication Services will calculate the votes returned by all holders in the 401(k) Plan and notify the Trustee. The Trustee will act in accordance with your instructions for voting your shares of Common Stock held in your 401(k) account. If your voting instructions for your 401(k) account are not received by May 4, 2005, the Trustee will vote your shares in its absolute discretion.

      Beneficial stockholders. If your shares are held in the name of a bank, broker or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Telephone and Internet voting are available to stockholders owning stock through most major banks and brokers.

Note: If you vote by telephone or the Internet, you do not need to return your Proxy card.

May I Revoke My Proxy?

      If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	you may send in another Proxy card with a later date;

•	you may notify the Company’s Secretary in writing at 10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534; or

•	you may vote in person at the Annual Meeting.

If you choose to revoke your proxy by attending the Annual Meeting, you must vote at the meeting in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting will not, by itself, constitute revocation of a proxy.

Must a Minimum Number of Stockholders Vote or be Present at the Annual Meeting?

      A quorum of stockholders is necessary to hold a valid meeting. Our Amended and Restated Bylaws (“Bylaws”) state that the presence, in person or by proxy, of holders of one-third of the shares entitled to vote shall constitute a quorum. Under Delaware law, if a stockholder abstains from voting as to any particular matter, then the shares held by that stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to the matter.

      If you hold your shares through a nominee, such as a broker, your nominee will not be permitted to exercise voting discretion with respect to Proposal Two, and will return a “non-vote” proxy on that proposal, unless you give your nominee specific instructions on how to vote your shares. If a nominee returns a “non-vote” proxy, indicating a lack of authority to vote, then the shares covered by that non-vote will be considered present at the Annual Meeting for purposes of determining a quorum, but will not be considered present and entitled to vote at the Annual Meeting for purposes of calculating the vote on Proposal Two.

      If the number of shares present at the Annual Meeting is insufficient to constitute a quorum, the Annual Meeting may be adjourned to a later date by the vote of a majority of shares present. No notice, other than as given at the Annual Meeting itself, is required with respect to the time and place for reconvening the Annual Meeting.

What Vote is Required to Approve Each Proposal?

      The affirmative vote of a majority of the shares of our Common Stock represented at the meeting is required to elect Leo R. Breitman, John A. Cleary, Jerome J. Jenko, Donald J. Sanders, Edward B. Speno, Frank D. Trestman and David D. Wesselink as directors, and the affirmative vote of a majority of the shares of our Series C Preferred Stock is required to elect C. Hunter Boll, Thomas M. Hagerty, David V. Harkins and Thomas H. Lee as directors (see Proposal One at page 31 of this Proxy Statement).

      Approval of Proposals Two and Three require the affirmative vote of a majority of all shares of our Common Stock and our Series C Preferred Stock represented at the meeting voting as a single class. The Series C Preferred Stock votes on an as-converted basis and in a single class with the Common Stock.

What Are the Costs of Soliciting Proxies?

      We will pay all costs of soliciting proxies. In addition to mailing proxy solicitation materials, we also may solicit proxies by telephone, facsimile, e-mail or otherwise. We also ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners or principals and to obtain authority to execute Proxy cards. We will reimburse them for their expenses. Officers and other regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies in person or by telephone, facsimile or e-mail.

What Matters May be Raised at the Annual Meeting?

      The Board is aware of three items for action at the Annual Meeting:

1.	the election of eleven directors, including seven directors to be elected by the Company’s common stockholders and four directors to be elected by the Company’s preferred stockholders;

2.	the approval of an amendment to the Metris Companies Inc. Amended and Restated Long-Term Incentive and Stock Option Plan; and

3.	the ratification of KPMG LLP (“KPMG”) as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005.

      For the Annual Meeting, Delaware law required that stockholders submit in writing any nomination for director or any other item of business within a reasonable time before we printed and mailed out this Proxy Statement. On February 11, 2005, the Company publicly announced the date of the Annual

Meeting and the deadline for submitting director nominations or other proposals. No stockholder has made a nomination or submitted an item of business.

      Under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”), a proxy may confer discretionary authority to vote on any matter for which we did not provide specific notice in accordance with the notice provisions in our Bylaws. Therefore, if any other matter is presented at the Annual Meeting and you have signed and returned a Proxy card, the holder of your proxy will vote upon that matter in his discretion.

      In addition, under the rules of the SEC, the holders of your proxy may also vote in their discretion with respect to matters incident to the conduct of the Annual Meeting or, in the case of a nominee for election as director who is unable to serve, for a substitute nominee.

What if I Want to Obtain Further Information on Matters Reported in the Company’s 2004 Annual Report on Form 10-K?

      We sent copies of our Annual Report on Form 10-K for the year ended December 31, 2004, with this Proxy Statement to those stockholders who received this Proxy Statement by mail. If two or more stockholders share an address, we only delivered one copy of this Proxy Statement and the Form 10-K unless we received contrary instructions from one or more of the stockholders. Other stockholders, who have actively consented, received copies of both documents electronically. Upon request by a stockholder, we will promptly deliver a separate copy of the Proxy Statement or the Form 10-K. Stockholders may also notify us that they wish to receive a separate copy of future Proxy Statements and 10-Ks, or to request a single copy of the Form 10-K and Proxy Statement if they are currently receiving multiple copies. Please submit your request to:

Metris Companies Inc.
Attention: Investor Relations
10900 Wayzata Boulevard
Minnetonka, Minnesota 55305-1534

or contact Investor Relations by phone (952) 525-5074 or by fax (952) 358-4428. You may also view, obtain or request a copy of our 2004 Form 10-K on our website at www.metriscompanies.com.

CORPORATE GOVERNANCE

How Do We Manage Our Company?

      Under Delaware law, the ultimate decision-making body of the Company is the Board of Directors. The Board decides all of our major questions and selects management to manage our day-to-day operations. To meet its obligations, the Board meets at least quarterly. When circumstances arise requiring the decision of the Board prior to the next regularly scheduled meeting, the Board may hold a special meeting to discuss such matters. In addition, during 2004, Board members met periodically on an ad hoc basis to discuss current issues facing the Company. The Board may also render decisions through Unanimous Written Consents.

      Each member of the Company’s Board serves for a term that expires at the annual meeting held in the year following his election. Each of the current directors of the Company will stand for re-election by the common or Series C preferred stockholders, as the case may be, at this year’s Annual Meeting (see Proposal One at page 31 of this Proxy Statement).

      As part of the Board’s duties, it oversees the corporate governance of the Company for the purpose of creating long-term value for our stockholders and safeguarding its commitment to our other stakeholders (e.g., employees, customers, suppliers and creditors). To accomplish this purpose, the Board considers the interests of the Company’s stockholders and stakeholders when, together with management, it sets the strategies and objectives of the Company.

Does the Board have a Lead Director?

      In February 2003, the Board elected Frank D. Trestman, an independent non-management director, as its Lead Director. The Lead Director is authorized to convene an executive session of non-management directors at any meeting of the Board and to preside over that portion of the meeting. The Lead Director also is authorized to appoint an alternative Lead Director for any meeting of the Board which he is unable to attend, or to preside over any portion of an executive session of non-management directors which requires the expertise of another director. In order to promote open discussion among non-management directors, the Company will schedule regular executive sessions in which those directors meet without management participation.

How Often Did Our Directors Meet?

      During 2004, the Board held four regular quarterly meetings and seven special meetings. In addition to meetings of the Board, the directors attended meetings of the various standing committees of the Board. From time to time, management also informally sought counsel and advice from members of the Board on an ad hoc basis. Overall director attendance at Board and standing committee meetings during 2004 was 88%.

      In 2004, C. Hunter Boll, Thomas M. Hagerty and Thomas H. Lee, three of the four Board members elected by the holders of our Series C Preferred Stock, attended fewer than 75% of the total number of Board and standing committee meetings for the committees on which they served. Mr. Boll had a 73% attendance rate as he was unable to attend three out of eleven Board meetings, Mr. Hagerty had a 46% attendance rate as he was unable to attend seven out of thirteen Board and committee meetings, and Mr. Lee had a 64% attendance rate as he was unable to attend five out of fourteen Board and committee meetings.

      The Company encourages, but does not require, attendance by directors at annual meetings of stockholders. At last year’s annual meeting, nine out of eleven directors were present.

How Can I Communicate with the Board?

      Stockholders and interested parties desiring to communicate with the Board, an individual director (including the Lead Director), or with the non-management directors as a group, may do so by sending written communications to the Board or director in care of the Secretary of the Company at 10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534. The Secretary will promptly submit all such communications to the Board or individual director, as the case may be.

What Committees has the Board Established?

      Our Bylaws authorize the full Board to create committees to assist in the management of the Company. The Board has five standing committees: Audit Committee, Compensation Committee, Executive Committee, Nominating/ Corporate Governance Committee, and Risk Management Committee.

      The Audit Committee is comprised of three independent members of the Board: Frank D. Trestman, Leo R. Breitman and Jerome J. Jenko. The Audit Committee oversees and reviews the Company’s financial and accounting practices. The Audit Committee also reviews and discusses financial information with management before the public release of quarterly earnings information, meets with KPMG and PricewaterhouseCoopers LLP (our internal auditor) and selects the independent registered public accounting firm. In addition, the Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company’s independent registered public accounting firm, other than as may be allowed by applicable law. The Committee delegated to Frank D. Trestman, Chair of the Audit Committee, the authority to grant any pre-approvals required to be made by the Committee pursuant to

Section 10A(i) of the Securities Exchange Act of 1934, as amended, and directed Mr. Trestman to report any such pre-approvals to the Audit Committee at each of its scheduled meetings. The Audit Committee also has established internal complaint procedures for the receipt, retention and treatment of complaints or concerns relating to accounting, internal control and auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

      The Board has determined that Frank D. Trestman and Leo R. Breitman, members of the Audit Committee, are “audit committee financial experts” as defined by Item 401(h) of SEC Regulation S-K. Each member of the Audit Committee (Messrs. Trestman, Breitman and Jenko) meets the independence requirements set forth in the New York Stock Exchange (“NYSE”) listing standards, and can read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

      The Audit Committee held four regular meetings and sixteen special meetings during 2004. At each regular meeting it received reports from management and our independent registered public accounting firm concerning the Company’s accounting and reporting practices and fiscal soundness. The Committee also reviewed reports regarding complaints received through the Company’s “employee hotline.” All members of the Audit Committee are independent for purposes of the NYSE listing standards. As a result of the Committee’s annual review of its Charter, on November 10, 2004, it adopted an Amended and Restated Audit Committee Charter, a copy of which is included with this Proxy Statement as Appendix A; that Charter also is available on the Company’s website at www.metriscompanies.com.

      The Compensation Committee is comprised of three independent members of the Board: John A. Cleary, Jerome J. Jenko and Edward B. Speno. The Compensation Committee determines the compensation awarded to directors and officers, subject to ratification by the full Board for compensation and benefits granted to our Chairman and Chief Executive Officer (“CEO”). The Compensation Committee approves, adopts and administers our compensation plans, and administers and grants stock options and performance-based restricted stock units under the Company’s stock option plan for employees. During 2004, the Compensation Committee held four regular and three special meetings. All members of the Compensation Committee are independent for purposes of the NYSE listing standards. As a result of the Committee’s annual review of its Charter, on November 10, 2004, it adopted an Amended and Restated Compensation Committee Charter, which is included with this Proxy Statement as Appendix B; that Charter also is available on the Company’s website at www.metriscompanies.com.

      The Executive Committee is comprised of three members of the Board: David D. Wesselink, David V. Harkins and Frank D. Trestman. The Executive Committee is authorized to exercise the full power of the Board in the management and conduct of business affairs during interim periods between meetings of the Board. The Executive Committee met seven times during 2004.

      The Nominating/ Corporate Governance Committee is comprised of three independent members of the Board: Edward B. Speno, Leo R. Breitman and Donald J. Sanders. Among other things, the Nominating/ Corporate Governance Committee is authorized to identify, select and recommend for consideration by the Board candidates for election as directors of the Company, and assist the Board in fulfilling its corporate governance and oversight responsibilities. This Committee also will review and respond to director nominations or recommendations submitted by stockholders of the Company. A stockholder of the Company that desires to make such a nomination or recommendation must provide notice to the Secretary of the Company within the time frame described (see “What Matters May be Raised at the Annual Meeting?” at page 3 of this Proxy Statement for additional information). The notice must set forth: (i) the name, age, business and residence addresses of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class and number of shares of stock of the Company beneficially owned by the nominee; (iv) any other information relating to the nominee that would be required to be disclosed in solicitations or proxies for the election of such nominee; (v) the name and address of the stockholder submitting the nomination or recommendation; and (vi) the class and number of shares of stock of the Company beneficially owned by the stockholder submitting the nomination or recommendation. The Company did not receive any director nominations or recommendations from stockholders for consideration at this Annual Meeting. The Nominating/ Corporate Governance Committee will evaluate all potential candidates consistent with the Board’s criteria for selecting new directors, which is described below.

      The Nominating/ Corporate Governance Committee will select nominees for director on the basis of outstanding achievement in their personal careers and their leadership in the companies or institutions with which they are or were affiliated. In addition, nominees for director also should have broad business experience; exhibit practical wisdom; possess the highest personal and professional ethics, integrity and values; have the ability to make independent, analytical inquiries and constructively challenge management through their active participation; possess a willingness to devote adequate time to Board duties; and be committed to promoting the long-term interests of the Company’s stockholders. The Board believes that each director should have a basic understanding of (i) the principal operational and financial objectives, plans and strategies of the Company; (ii) the results of operations and financial condition of the Company and any of its significant subsidiaries or business segments; and (iii) the relative standing of the Company and its business segments in relation to its competitors. The Board is committed to diversified membership and will not discriminate on the basis of race, color, religion, gender, age, national origin, disability, marital status, pregnancy, sexual orientation, or any other status or condition protected by local, state or federal law in selecting nominees.

      The Nominating/ Corporate Governance Committee identifies potential nominees through solicitation of nominations from members of the Board, senior officers of the Company, and other parties. In addition, as noted above, the Committee will review and respond to director nominations submitted by stockholders of the Company. Once potential nominees are identified, an intensive interview process is conducted, which the Chair of this Committee organizes. In addition, the Company’s Human Resources Department conducts a background check and validation of a nominee’s resume and vitae. Upon compilation of all documentation, the Nominating/ Corporate Governance Committee meets to discuss and vote on recommending director nominees to the full Board. The full Board is responsible for selecting nominees as directors and recommending them for election by the Company’s Common Stockholders. The Committee does not currently use any third-party services to assist in the identification or evaluation of candidates for the Board. However, it may consider engaging a third party to provide such services in the future, if appropriate.

      The Nominating/ Corporate Governance Committee recommended, and the Board approved, a revised Code of Conduct and Business Ethics that is applicable to all employees and directors of the Company, and a separate Code of Conduct and Business Ethics for Senior Financial Management. Both Codes are available on the Company’s website at www.metriscompanies.com. Any amendments to or waivers of our Code of Conduct and Business Ethics will be promptly disclosed on the Company’s website.

      The Nominating/ Corporate Governance Committee met four times during 2004. All members of the Nominating/ Corporate Governance Committee are independent for purposes of the NYSE listing standards. A copy of the Amended and Restated Nominating/ Corporate Governance Committee Charter is available on the Company’s website at www.metriscompanies.com.

      The Risk Management Committee is comprised of three members of the Board: Donald J. Sanders, Leo R. Breitman and Thomas M. Hagerty. The Risk Management Committee was formed in September 2004 to assist the Board in fulfilling its oversight of (i) the Company’s use of sound risk management practices, processes, policies and procedures throughout the life cycle of customers’ credit card accounts; (ii) the Company’s processes, policies and procedures to ensure compliance with the legal and regulatory requirements relating to the acquisition and management of customers’ accounts; (iii) the performance of the Direct Merchants Credit Card Bank, National Association (“Direct Merchants Bank”) Credit Policy Committee in its management of prospect and customer marketing programs and account management programs; and (iv) the Company’s exposure to economic and concentration risk. The Risk Management Committee met two times during 2004. A copy of the Risk Management Committee Charter is available on the Company’s website at www.metriscompanies.com.

      The table below shows the committee membership of each director as of the Record Date. Only Mr. Wesselink was an employee of the Company on the Record Date.

COMMITTEES

Nominating/
							Corporate	Risk
Director	Audit		Compensation		Executive		Governance	Management

Boll
Breitman †	X						X	X
Cleary †			X	*
Hagerty								X
Harkins					X
Jenko †	X		X
Lee
Sanders †							X	X *
Speno †			X				X *
Trestman †	X	*			X
Wesselink					X	*

*	Indicates Chair

†	Indicates independent director for purposes of NYSE listing standards

How does the Board Determine Director Independence?

      The Nominating/ Corporate Governance Committee recommended and the Board has approved Corporate Governance Guidelines for the Company. Among other things, the Guidelines set forth the criteria to be used by the Board to determine if a director of the Company is independent. For a director to be considered independent, the Board must determine that the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. A director will not be independent if, within the preceding three years, (i) the director was employed by the Company; (ii) an immediate family member of the director was employed as an officer of the Company; (iii) the director receives, or an immediate family member receives, more than $100,000 in direct compensation from the Company (not including compensation received from the Company for membership on the Board); (iv) the director or an immediate family member is affiliated with or employed in a professional capacity by the Company’s independent auditor or internal auditor; (v) the director or an immediate family member is employed as an executive officer of another company where any of the Company’s present executive officers serve on that company’s compensation committee; (vi) the director or an immediate family member is an executive officer or is employed by a company that makes payments to, or receives payments from, the Company for property or services in an annual amount exceeding the greater of $1 million, or 2% of such other company’s consolidated gross revenues; or (vii) the director served as an executive officer of a charitable organization when the Company made charitable contributions in any single fiscal year exceeding the greater of $1 million, or 2% of such charitable organization’s consolidated gross revenues. The Corporate Governance Guidelines are available on the Company’s website at www.metriscompanies.com.

      All nominees for director to be elected by the holders of our Common Stock, except for Mr. Wesselink, are independent for purposes of the NYSE listing standards. The nominees for director to be elected by the holders of the Series C Preferred Stock are not independent for purposes of the NYSE listing standards. The Board has a majority of independent directors for purposes of the NYSE listing standards.

How Are Directors Compensated?

      Only non-employee directors receive compensation for serving as directors of the Company. During 2004, we paid the following compensation to non-employee directors:

Annual Retainer	$35,000 to each Board member
$30,000 to each Executive Committee member
Attendance Fees	$3,500 for each Board and committee meeting attended in person
$1,750 for each Board and committee meeting attended via teleconference
Committee Chair Annual Stipend	$10,000 for Audit Committee
$5,000 for Compensation Committee, Nominating/ Corporate Governance Committee and Risk Management Committee

      We award 7,500 options to each non-employee director upon commencement of service on the Board. Each non-employee director also receives options to purchase 7,500 shares annually. The exercise price for those options is based on the closing price of the Common Stock the day before the grant. The options are immediately exercisable. In 2004, our non-employee directors (C. Hunter Boll, Leo R. Breitman, John A. Cleary, Thomas M. Hagerty, David V. Harkins, Jerome J. Jenko, Thomas H. Lee, Donald J. Sanders, Edward B. Speno and Frank D. Trestman) each were awarded options to purchase 7,500 shares of Common Stock of the Company under the Metris Companies Inc. Amended and Restated Non-Employee Director Stock Option Plan (“Director Stock Option Plan”). In addition, upon their commencement of service on the Board in September 2004, Messrs. Breitman, Jenko and Sanders each were awarded options to purchase 7,500 shares of Common Stock of the Company under the Director Stock Option Plan.

      In February 2005, upon consultation with the Chairman and Chief Executive Officer of the Company, the Board approved an amendment to the compensation currently received by non-employee directors. The amendment provides that (i) effective immediately, non-employee directors of the Company will be paid an annual retainer of $40,000 (instead of $35,000) as compensation for membership on the Board, including service on each committee on which he or she is or may become a member; and (ii) if Proposal Two is approved by the stockholders at the Annual Meeting, non-employee directors will receive 2,500 restricted common stock units (“RSUs”) (instead of options to purchase 7,500 shares of Common Stock) of the Company upon commencing service on the Board, and also will receive annual grants thereafter of 2,500 RSUs (instead of options to purchase 7,500 shares of Common Stock) of the Company, each such grant to vest immediately at the time of issuance. All other provisions relating to compensation of non-employee directors remain the same.

      The Board may change the amounts and timing of such awards in the future. To date, the Board has granted options to purchase up to 804,000 shares of Common Stock to its non-employee directors (67,500 of which have been cancelled due to former directors not exercising options following their departure from the Board). At this year’s Annual Meeting, we are asking our stockholders to approve an amendment to the Company’s Amended and Restated Long-Term Incentive and Stock Option Plan to provide that options to purchase and awards of Common Stock of the Company may be granted to non-employee directors, as well as employees, consultants and independent contractors of the Company (see Proposal Two at page 34 of this Proxy Statement).

      Directors that are employees of the Company do not receive compensation for service as a director. However, all directors, including employee directors, are reimbursed for reasonable travel, lodging and other incidental expenses incurred in attending meetings of the Board and its committees.

Have we been Engaged in a Proceeding where a Former Member of our Management Team is an Adverse Party?

      On January 23, 2004, a complaint was filed in Hennepin County District Court (Minneapolis, Minnesota) against Metris, certain members of our Board of Directors and a number of other entities, by Ronald N. Zebeck, our former Chairman and CEO. The complaint alleges breach of contract, intentional interference with contract, breach of covenant of good faith, defamation, and violation of Minnesota’s whistleblower act. On February 1, 2004, defendants filed an answer in which they denied the allegations in the complaint, and Metris filed counterclaims against Mr. Zebeck alleging breach of fiduciary duty and duty of loyalty, unjust enrichment and breach of covenant not to compete, requesting an accounting, and seeking declaratory judgment against Mr. Zebeck for the principal amount ($5 million) of a loan made by the Company in 1999, plus interest. We believe Mr. Zebeck’s claims are without factual and legal support, and we have numerous substantive legal defenses to his claims. We intend to vigorously defend against Mr. Zebeck’s claims and aggressively prosecute our case against him.

Do Any Directors or Former Directors Have Relationships With Entities Doing Business With the Company?

      Former Director of the Company. Lee R. Anderson, Sr., a former director of the Company, owns 51% of A&L Partnership, LLP (“A&L”). Until April 2004, A&L was the landlord from which our subsidiary, Metris Direct, Inc. (“MDI”), leased a building in Duluth, Minnesota. The facility, which MDI has leased for an initial term of five years, houses an operations center where we currently employ approximately 190 collectors and support staff. During the period of time in 2004 that A&L owned the facility, MDI paid A&L $107,977 under the lease, which included base rent and operating expenses. Mr. Anderson was not involved in negotiations regarding that lease. Neither Metris nor A&L considered the lease to be material to its business. We believe that the rental rates and other terms of that lease were comparable to those that MDI would negotiate on an arm’s-length basis with other entities with which our directors do not have relationships. Mr. Anderson’s term as a director expired September 15, 2004, and he did not stand for re-election at the 2004 Annual Meeting of Stockholders.

      Directors Representing Our Series C Preferred Stock. Our preferred stockholders, and the four directors representing them — C. Hunter Boll, Thomas M. Hagerty, David V. Harkins and Thomas H. Lee — are affiliates of Thomas H. Lee Partners, L.P. As of March 14, 2005, the outstanding shares of Series C Preferred Stock were convertible into approximately 45 million shares of Common Stock, or 43.6% of our Common Stock on a diluted basis. Our independent registered public accounting firm, KPMG LLP, and our internal auditor, PricewaterhouseCoopers LLP, provide services on a periodic basis to affiliates of Thomas H. Lee Partners, L.P.

      On March 31, 2003, Thomas H. Lee Equity Fund IV, L.P. (“THL Fund IV”), an affiliate of Thomas H. Lee Partners, L.P., committed to provide a term loan to the Company in an aggregate amount of $125 million as a backup financing facility. The Company paid THL Equity Advisors IV, LLC, the sole general partner of THL Fund IV, a $5.625 million commitment fee for this transaction. The Company ultimately obtained alternative financing and never consummated a financing transaction with THL Fund IV pursuant to this commitment, which terminated in June 2003. As of March 14, 2005, THL Fund IV holds shares of the Company’s Series C Preferred Stock convertible into 38,141,967 shares of the Company’s Common Stock. Furthermore, each of the four directors elected by holders of our Series C Preferred Stock — Messrs. Boll, Hagerty, Harkins and Lee — is a principal managing director of Thomas H. Lee Advisors, LLC, which is the general partner of Thomas H. Lee Partners, L.P., which is the managing member of THL Equity Advisors IV, LLC.

PERSONS OWNING MORE THAN 5% OF THE COMPANY’S COMMON STOCK

(as of March 14, 2005)

      The following table sets forth information with respect to persons we know to be the beneficial owners of more than 5% of our outstanding Common Stock on March 14, 2004. We have determined beneficial ownership for this purpose in accordance with Rule 13d-3 of Section 13 of the Securities Exchange Act of 1934. Under that rule, a person is deemed to be the beneficial owner of securities if he has or shares voting power or investment power with respect to the securities, or has the right to acquire beneficial ownership within 60 days of March 14, 2005. There were 58,164,224 shares of outstanding Common Stock as of that date. Except as otherwise indicated, a person has sole voting and investment power with respect to Common Stock owned by that person.

      The shares of Common Stock beneficially owned by each of Messrs. Lee, Harkins, Boll and Hagerty assume conversion of the Series C Preferred Stock into Common Stock, and include 43,173,909 shares which they indirectly own through THL Equity Advisors IV, LLC, which is the sole general partner of Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., and Thomas H. Lee Foreign Fund IV-B, L.P. (see footnotes to the table for additional information).

	Number of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Percent of Class(1)

Thomas H. Lee and certain of his affiliates(2)	44,097,603	43.1%
c/o Thomas H. Lee Partners, L.P. 100 Federal Street Boston, MA 02110
David V. Harkins and certain of his affiliates(3)	43,368,082	42.7%
c/o Thomas H. Lee Partners, L.P. 100 Federal Street Boston, MA 02110
C. Hunter Boll and certain of his affiliates(4)	43,330,779	42.7%
c/o Thomas H. Lee Partners, L.P. 100 Federal Street Boston, MA 02110
Thomas M. Hagerty and certain of his affiliates(5)	43,330,779	42.7%
c/o Thomas H. Lee Partners, L.P. 100 Federal Street Boston, MA 02110
THL Equity Advisors IV, LLC and certain of its affiliates(6)	43,173,909	42.6%
c/o Thomas H. Lee Partners, L.P. 100 Federal Street Boston, MA 02110
Thomas H. Lee Equity Fund IV, L.P.(7)	38,141,967	39.6%
c/o Thomas H. Lee Partners, L.P. 100 Federal Street Boston, MA 02110
Second Curve Capital, LLC(8)	5,476,325	9.4%
200 Park Avenue Suite 3300 New York, NY 10166
Dimensional Fund Advisors Inc.(9)	4,388,849	7.6%
129 Ocean Avenue, 11th Floor Santa Monica, CA 90401
      (continued on next page)

	Number of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Percent of Class(1)

NewSouth Capital Management, Inc.(10)	4,307,027	7.5%
1100 Ridgeway Loop Road, Suite 444 Memphis, TN 38120
Thomas H. Lee Foreign Fund IV-B, L.P.(11)	3,712,908	6.0%
c/o Thomas H. Lee Partners, L.P. 100 Federal Street Boston, MA 02110
Longwood Investment Advisors, Inc.(12)	3,550,350	6.1%
1275 Drummers Lane Suite 207 Wayne, PA 19087
Disciplined Growth Investors, Inc.(13)	3,020,206	5.2%
100 South Fifth Street Suite 2100 Minneapolis, MN 55402

(1)	Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 14, 2005, are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding such options, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Shares of Common Stock currently convertible from our Series C Preferred Stock are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding such Series C Preferred Stock, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Unless otherwise noted, the persons or entities named have sole voting and investment power for all shares shown as beneficially owned by them.

(2)	The shares beneficially owned by Thomas H. Lee (“Lee”) equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares beneficially owned by Lee include shares held by the following affiliates of Lee:

Name	Number of Shares

Thomas H. Lee Equity Fund IV, L.P.	38,141,967
Thomas H. Lee Foreign Fund IV, L.P.	1,319,034
Thomas H. Lee Foreign Fund IV-B, L.P.	3,712,908
1997 Thomas H. Lee Nominee Trust	583,426
Thomas H. Lee Charitable Investment L.P.	284,167
Thomas H. Lee Investors Limited Partnership	11,101

Lee disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., which may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC (“THL Advisors”), as their general partner. Lee also disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Charitable Investment L.P. (“Charitable Investment”), and Thomas H. Lee Investors Limited Partnership, which may also be deemed to be beneficially owned by THL Investment Management Corp. (“Management Corp.”). Lee, as General Director of THL Advisors, Chief Executive Officer and sole shareholder of Management Corp., General Partner of Charitable Investment, and grantor of the 1997 Thomas H. Lee Nominee Trust, may be deemed to share voting and investment power with respect to 44,052,603 shares beneficially owned by such entities. Lee disclaims beneficial ownership of any of the foregoing shares which may be deemed to be owned by him except to the extent of his pecuniary interest therein. Also includes 45,000 shares that Lee has the right to acquire within 60 days of March 14, 2005 through the exercise of stock options. Information for security ownership of Lee is based on Company records and the Schedule 13D Amendment No. 4 filed on February 18, 2004.

(3)	The shares beneficially owned by David V. Harkins (“Harkins”) equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares beneficially owned by Harkins include shares held by the following affiliates of Harkins:

Name	Number of Shares

Thomas H. Lee Equity Fund IV, L.P.	38,141,967
Thomas H. Lee Foreign Fund IV, L.P.	1,319,034
Thomas H. Lee Foreign Fund IV-B, L.P.	3,712,908
The 1995 Harkins Gift Trust	14,969

Harkins disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., which may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC, as their general partner. Harkins may be deemed to share voting and investment power with other investors with respect to 43,173,909 shares beneficially owned by such entities. Harkins disclaims beneficial ownership of any of the foregoing shares which may be deemed to be owned by him except to the extent of his pecuniary interest therein. Harkins also disclaims beneficial ownership of the shares beneficially owned by The 1995 Harkins Gift Trust (“Trust”). Harkins may be deemed to share voting and investment power over shares held by the Trust. Also includes 45,000 shares that Harkins has the right to acquire within 60 days of March 14, 2005 through the exercise of stock options. Information for security ownership of Harkins is based on Company records and the Schedule 13D Amendment No. 4 filed on February 18, 2004.

(4)	The shares beneficially owned by C. Hunter Boll (“Boll”) equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares beneficially owned by Boll include shares held by the following affiliates of Boll:

Name	Number of Shares

Thomas H. Lee Equity Fund IV, L.P.	38,141,967
Thomas H. Lee Foreign Fund IV, L.P.	1,319,034
Thomas H. Lee Foreign Fund IV-B, L.P.	3,712,908

Boll disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., which may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC, as their general partner. Boll may be deemed to share voting and investment power with other investors with respect to 43,173,909 shares beneficially owned by such entities. Boll disclaims beneficial ownership of any of the foregoing shares which may be deemed to be owned by him except to the extent of his pecuniary interest therein. Also includes 45,000 shares that Boll has the right to acquire within 60 days of March 14, 2005 through the exercise of stock options. Information for security ownership of Boll is based on Company records and the Schedule 13D Amendment No. 4 filed on February 18, 2004.

(5)	The shares beneficially owned by Thomas M. Hagerty (“Hagerty”) equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares beneficially owned by Hagerty include shares held by the following affiliates of Hagerty:

Name	Number of Shares

Thomas H. Lee Equity Fund IV, L.P.	38,141,967
Thomas H. Lee Foreign Fund IV, L.P.	1,319,034
Thomas H. Lee Foreign Fund IV-B, L.P.	3,712,908

Hagerty disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., which may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC, as their general partner. Hagerty may be deemed to share voting and investment power with other investors with respect to 43,173,909 shares beneficially owned by such entities. Hagerty disclaims beneficial ownership of any of the foregoing shares which may be deemed to be owned by him except to the extent of his pecuniary interest therein. Also includes 45,000 shares that Hagerty has the right to acquire within 60 days of March 14, 2005 through the exercise of stock options. Information for security ownership of Hagerty is based on Company records and the Schedule 13D Amendment No. 4 filed on February 18, 2004.

(6)	The shares beneficially owned by THL Equity Advisors IV, LLC (“THL Advisors”) equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares beneficially owned by THL Advisors include shares held by the following affiliates of THL Advisors:

Name	Number of Shares

Thomas H. Lee Equity Fund IV, L.P.	38,141,967
Thomas H. Lee Foreign Fund IV, L.P.	1,319,034
Thomas H. Lee Foreign Fund IV-B, L.P.	3,712,908

THL Advisors, as sole general partner of each of the affiliates listed above, may be deemed to share voting and investment power with respect to the 43,173,909 shares beneficially owned in the aggregate by the affiliates listed above. Information for security ownership of THL Advisors is based on the Schedule 13D Amendment No. 4 filed on February 18, 2004.

(7)	The shares beneficially owned by Thomas H. Lee Equity Fund IV, L.P. (“Equity Fund”) equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares owned by Equity Fund may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC, as its general partner. Information for security ownership of Equity Fund is based on Schedule 13D Amendment No. 4 filed on February 18, 2004.

(8)	Information for security ownership of Second Curve Capital, LLC (“Second Curve”) is based on the Schedule 13G Amendment No. 2 filed by Second Curve on February 14, 2005.

(9)	Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts and accounts collectively are referred to as the “Funds.”) In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of Common Stock of the Company held by the Funds. However, all the shares of Common Stock reported in this table are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. Information for security ownership of Dimensional is based on the Schedule 13G Amendment No. 1 filed by Dimensional on February 9, 2005.

(10)	NewSouth Capital Management, Inc. (“NewSouth”) has sole voting power over 4,297,027 shares of Common Stock and sole investment power over 4,307,027 shares of Common Stock. Information for security ownership of NewSouth is based on the Schedule 13G Amendment No. 7 filed by NewSouth on February 4, 2005.

(11)	The shares beneficially owned by Thomas H. Lee Foreign Fund IV-B, L.P. (“Foreign Fund B”) equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares owned by Foreign Fund B may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC, as its general partner. Information for security ownership of Foreign Fund B is based on the Schedule 13D Amendment No. 4 filed on February 18, 2004.

(12)	Information for security ownership of Longwood Investment Advisors, Inc. (“Longwood”) is based on the Schedule 13G filed by Longwood on February 15, 2005.

(13)	Disciplined Growth Investors, Inc. (“Disciplined Growth”) has sole voting power over 2,940,306 shares of Common Stock, shared voting power over 79,900 shares of Common Stock, and sole investment power over 3,020,206 shares of Common Stock. Information for security ownership of Disciplined Growth is based on the Schedule 13G filed by Disciplined Growth on February 23, 2005.

COMPANY STOCK OWNED BY OFFICERS AND DIRECTORS

(as of March 14, 2005)

      The following table contains information as to the ownership of the Company’s Common Stock as of March 14, 2005, with respect to (i) each of the directors, (ii) the named executive officers, and (iii) all directors and executive officers as a group. We have determined beneficial ownership for this purpose in accordance with Rule 13d-3 of Section 13 of the Securities Exchange Act of 1934. Under that rule, a person is deemed to be the beneficial owner of securities if he has or shares voting power or investment power with respect to the securities, or has the right to acquire beneficial ownership within 60 days of March 14, 2005. There were 58,164,224 shares of outstanding Common Stock as of March 14, 2005. Except as otherwise indicated, a person has sole voting and investment power with respect to Common Stock owned by that person.

      The shares of Common Stock beneficially owned by each of Messrs. Lee, Harkins, Boll and Hagerty assume conversion of the Series C Preferred Stock into Common Stock, and include 43,173,909 shares which they indirectly own through THL Equity Advisors IV, LLC, which is the sole general partner of Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P. (see footnotes to the table for additional information).

	Number of Shares of
	Common Stock		Percent of
Name of Beneficial Owner	Beneficially Owned		Class(1)

Thomas H. Lee	44,097,603	(2)	43.1%
David V. Harkins	43,368,082	(3)	42.7%
C. Hunter Boll	43,330,779	(4)	42.7%
Thomas M. Hagerty	43,330,779	(5)	42.7%
David D. Wesselink	1,066,820	(6)	1.8%
Frank D. Trestman	162,500	(7)	*
John A. Cleary	75,500	(8)	*
Edward B. Speno	45,460	(9)	*
Leo R. Breitman	15,000	(10)	*
Jerome J. Jenko	15,000	(11)	*
Donald J. Sanders	15,000	(12)	*
Matthew S. Melius	235,092	(13)	*
Richard G. Evans	143,759	(14)	*
Dan N. Piteleski	114,882	(15)	*
Mark P. Wagener	57,988	(16)	*
John A. Witham	0	(17)	*
All directors and executive officers as a group (19 persons)	46,891,336	(18)	44.8%

  (*) Less than 1%.

(1)	Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 14, 2005, and restricted stock units vesting in the same period, are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding such options, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Shares of Common Stock currently convertible from our Series C Preferred Stock are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding such Series C Preferred Stock, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Unless otherwise noted, the persons named have sole voting and investment power for all shares shown as beneficially owned by them.

(2)	The shares beneficially owned by Mr. Lee equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares beneficially owned by Mr. Lee include shares held by the following affiliates of Mr. Lee:

Number of
Name	Shares

Thomas H. Lee Equity Fund IV, L.P.	38,141,967
Thomas H. Lee Foreign Fund IV, L.P.	1,319,034
Thomas H. Lee Foreign Fund IV-B, L.P.	3,712,908
1997 Thomas H. Lee Nominee Trust	583,426
Thomas H. Lee Charitable Investment L.P.	284,167
Thomas H. Lee Investors Limited Partnership	11,101

Mr. Lee disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., which may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC (“THL Advisors”), as their general partner. Mr. Lee also disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Charitable Investment L.P. (“Charitable Investment”), and Thomas H. Lee Investors Limited Partnership, which may also be deemed to be beneficially owned by THL Investment Management Corp. (“Management Corp.”). Mr. Lee, as General Director of THL Advisors, Chief Executive Officer and sole shareholder of Management Corp., General Partner of Charitable Investment, and grantor of the 1997 Thomas H. Lee Nominee Trust, may be deemed to share voting and investment power with respect to 44,052,603 shares beneficially owned by such entities. Mr. Lee disclaims beneficial ownership of any of the foregoing shares which may be deemed to be owned by him except to the extent of his pecuniary interest therein. Also includes 45,000 shares that Mr. Lee has the right to acquire within 60 days of March 14, 2005 through the exercise of stock options.

(3)	The shares beneficially owned by Mr. Harkins equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares beneficially owned by Mr. Harkins include shares held by the following affiliates of Mr. Harkins:

Number of
Name	Shares

Thomas H. Lee Equity Fund IV, L.P.	38,141,967
Thomas H. Lee Foreign Fund IV, L.P.	1,319,034
Thomas H. Lee Foreign Fund IV-B, L.P.	3,712,908
The 1995 Harkins Gift Trust	14,969

Mr. Harkins disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., which may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC, as their general partner. Mr. Harkins may be deemed to share voting and investment power with other investors with respect to 43,173,909 shares beneficially owned by such entities. Mr. Harkins disclaims beneficial ownership of any of the foregoing shares which may be deemed to be owned by him except to the extent of his pecuniary interest therein. Mr. Harkins also disclaims beneficial ownership of the shares beneficially owned by The 1995 Harkins Gift Trust (“Trust”). Mr. Harkins may be deemed to share voting and investment power over shares held by the Trust. Also includes 45,000 shares that Mr. Harkins has the right to acquire within 60 days of March 14, 2005 through the exercise of stock options.

(4)	The shares beneficially owned by Mr. Boll equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares beneficially owned by Mr. Boll include shares held by the following affiliates of Mr. Boll:

Number of
Name	Shares

Thomas H. Lee Equity Fund IV, L.P.	38,141,967
Thomas H. Lee Foreign Fund IV, L.P.	1,319,034
Thomas H. Lee Foreign Fund IV-B, L.P.	3,712,908

Mr. Boll disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., which may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC, as their general partner. Mr. Boll may be deemed to share voting and investment power with other investors with respect to 43,173,909 shares beneficially owned by such entities. Mr. Boll disclaims beneficial ownership of any of the foregoing shares which may be deemed to be owned by him except to the extent of his pecuniary interest therein. Also includes 45,000 shares that Mr. Boll has the right to acquire within 60 days of March 14, 2005 through the exercise of stock options.

(5)	The shares beneficially owned by Mr. Hagerty equal the maximum number of shares of Common Stock into which the Series C Preferred Stock could have been voluntarily converted. Shares beneficially owned by Mr. Hagerty include shares held by the following affiliates of Mr. Hagerty:

Number of
Name	Shares

Thomas H. Lee Equity Fund IV, L.P.	38,141,967
Thomas H. Lee Foreign Fund IV, L.P.	1,319,034
Thomas H. Lee Foreign Fund IV-B, L.P.	3,712,908

Mr. Hagerty disclaims beneficial ownership of the shares beneficially owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., which may also be deemed to be beneficially owned by THL Equity Advisors IV, LLC, as their general partner. Mr. Hagerty may be deemed to share voting and investment power with other investors with respect to 43,173,909 shares beneficially owned by such entities. Mr. Hagerty disclaims beneficial ownership of any of the foregoing shares which may be deemed to be owned by him except to the extent of his pecuniary interest therein. Also includes 45,000 shares that Mr. Hagerty has the right to acquire within 60 days of March 14, 2005 through the exercise of stock options.

(6)	Includes (a) 1,024,535 shares of Common Stock that Mr. Wesselink has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options or vesting of restricted stock units; (b) 27,859 shares of Common Stock held in Mr. Wesselink’s family foundation; and (c) 450 shares of Common Stock held by Mr. Wesselink’s son, over which Mr. Wesselink has power of attorney.

(7)	Includes 97,500 shares of Common Stock that Mr. Trestman has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options.

(8)	Includes 62,500 shares of Common Stock that Mr. Cleary has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options.

(9)	Includes 45,000 shares of Common Stock that Mr. Speno has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options.

(10)	Includes 15,000 shares of Common Stock that Mr. Breitman has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options.

(11)	Includes 15,000 shares of Common Stock that Mr. Jenko has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options.

(12)	Includes 15,000 shares of Common Stock that Mr. Sanders has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options.

(13)	Includes (a) 222,077 shares of Common Stock that Mr. Melius has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options or vesting of restricted stock units; and (b) 4,037 shares held in Mr. Melius’ 401(k) account.

(14)	Includes (a) 139,601 shares of Common Stock that Mr. Evans has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options or vesting of restricted stock units; and (b) 2,500 shares held by Mr. Evans’ revocable trust.

(15)	Includes 108,404 shares of Common Stock that Mr. Piteleski has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options or vesting of restricted stock units.

(16)	Includes 55,958 shares of Common Stock that Mr. Wagener has the right to acquire within 60 days of March 14, 2005, through the exercise of stock options or vesting of restricted stock units.

(17)	Mr. Witham resigned as an officer of the Company effective August 4, 2004.

(18)	Includes (a) 2,155,891 shares of Common Stock that the directors and executive officers have the right to acquire within 60 days of March 14, 2005, through the exercise of stock options or vesting of restricted stock units; and (b) 44,425,516 shares of Common Stock through the conversion of Series C Preferred Stock.

COMPENSATION TABLES AND COMPENSATION MATTERS

      For the fiscal years ended December 31, 2004, 2003 and 2002, the following table sets forth the cash and non-cash compensation awarded to or earned by our Chief Executive Officer and our four most highly compensated executive officers who served as executive officers at December 31, 2004, as well as one additional individual who would have been one of our four most highly compensated executive officers but was not serving as such at December 31, 2004.

Summary Compensation Table

					Long-Term Compensation
					Awards
		Annual Compensation
					Restricted	Securities
				Other Annual	Stock	Underlying	All Other
Name and Principal Position	Year	Salary(a)	Bonus	Compensation(b)	Awards(c)	Options (#)(d)	Compensation(e)

David D. Wesselink	2004	$689,346	$1,496,250	$196,331	$827,534	0	$1,380,753
Chairman and	2003	$628,135	$0	$193,124	$0	400,000	$1,282,568
Chief Executive Officer	2002	$461,034	$0	$145,378	$0	140,230	$818,955
Richard G. Evans	2004	$337,192	$629,075	$29,208	$345,450	0	$298,345
Executive Vice President,	2003	$321,923	$0	$37,240	$0	75,000	$290,999
General Counsel	2002	$300,000	$0	$40,190	$0	72,846	$267,498
Matthew S. Melius	2004	$335,049	$640,457	$38,836	$347,243	0	$107,274
Executive Vice President,	2003	$251,651	$0	$39,633	$0	75,000	$82,171
Operations; President and	2002	$230,516	$0	$34,542	$0	56,092	$81,940
CEO of Direct Merchants Bank
Dan N. Piteleski	2004	$285,115	$539,813	$28,990	$292,950	0	$219,160
Executive Vice President,	2003	$255,192	$0	$27,647	$0	68,189	$207,033
Chief Information Officer	2002	$239,279	$0	$33,236	$0	67,598	$200,930
Mark P. Wagener	2004	$217,752	$294,317	$28,950	$199,500	0	$53,826
Senior Vice President	2003	$200,279	$0	$34,386	$0	30,000	$53,954
and Controller	2002	$176,377	$0	$23,987	$0	19,888	$51,476
John A. Witham(f)	2004	$190,123	$249,150	$26,202	$308,700	0	$172,566
Former Executive	2003	$288,952	$0	$37,540	$0	75,000	$224,976
Vice President,	2002	$140,384	$100,000	$19,990	$0	25,000	$182,601
Chief Financial Officer

(a)	Amounts in this column include base pay and any paid time off.

(b)	Amounts reported in this column include items such as a cash perquisite allowance, executive medical reimbursement, financial planning and tax preparation, personal or non-business travel, holiday gifts, and gross-up payments to pay income taxes on such amounts. Amounts paid that represent more than 25% of total perquisites for each named executive officer for each of the fiscal years above are as follows:

2004: Mr. Wesselink received $73,879 for commuting expenses and a tax gross-up amount of $50,163; Messrs. Evans, Melius and Piteleski each received a perquisite allowance of $26,052; Mr. Wagener received a perquisite allowance of $20,556; and Mr. Witham received a perquisite allowance of $16,282.

2003: Mr. Wesselink received $66,021 for commuting expenses and a tax gross-up amount of $70,383; Messrs. Evans, Piteleski and Witham each received a perquisite allowance of $26,052; Mr. Melius received a perquisite allowance of $24,678; and Mr. Wagener received a perquisite allowance of $20,556.

2002: Mr. Wesselink received $65,493 for commuting expenses and a tax gross-up amount of $53,305; Messrs. Evans, Piteleski and Melius each received a perquisite allowance of $26,052;

Mr. Wagener received a perquisite allowance of $20,556; and Mr. Witham received a perquisite allowance of $12,907.

(c)	Amounts reported in this column represent the total dollar value of the Restricted Stock Units (“RSUs”) granted under the Metris Companies Inc. Amended and Restated Long-Term Incentive and Stock Option Plan which only vest in full upon the achievement of certain minimum Company performance goals. The total value of the RSUs was calculated according to SEC regulations by multiplying the closing price of the Company’s Common Stock on the date immediately preceding the grant date by the number of RSUs awarded. The vesting schedule for the grant is as follows: one-half of the grant is scheduled to vest in equal installments on the first, second and third anniversary of the grant date. The second-half of the grant is scheduled to vest on the fourth anniversary of the grant date; however, vesting may be accelerated upon attainment of certain specified Company financial goals. RSUs which are scheduled to vest in years two and three and unaccelerated RSUs which are scheduled to vest in year four may be forfeited if certain minimum Company performance goals are not attained. On May 4, 2004, Mr. Wesselink was granted 114,750 RSUs. The other named executives were granted RSUs on May 5, 2004 as follows: Mr. Evans (49,350 RSUs); Mr. Melius (49,350 RSUs); Mr. Piteleski (41,850 RSUs); Mr. Wagener (28,500 RSUs); and Mr. Witham (44,100). In addition, under the Metris Companies Inc. Management Stock Purchase Plan, Messrs. Wesselink and Melius received a vested company match of RSUs as follows: Mr. Wesselink (4,694 RSUs); and Mr. Melius (403 RSUs). At December 31, 2004, the aggregate number and value of RSUs held by each of the named executive officers is as follows: Mr. Wesselink (120,680 RSUs/$1,538,677); Mr. Evans (51,325 RSUs/$654,400); Mr. Melius (50,192 RSUs/$639,948); Mr. Piteleski (43,286 RSUs/$551,906); Mr. Wagener (28,500 RSUs/$363,375); and Mr. Witham (0 RSUs/$0). Dividends, when declared, will be paid on the RSUs at the same rate as paid to all stockholders. No RSUs were granted in 2002 or in 2003.

(d)	Amounts represent option grants to purchase the Company’s Common Stock under the Metris Companies Inc. Amended and Restated Long-Term Incentive and Stock Option Plan.

(e)	The amounts disclosed in this column include, for each of the years listed:

2004: Supplemental Executive Retirement Plan (“SERP”) payments of $1,363,730 for Mr. Wesselink, $287,467 for Mr. Evans, $98,513 for Mr. Melius, $209,768 for Mr. Piteleski, $45,245 for Mr. Wagener, and $0 for Mr. Witham. 401(k) matching contributions in the amount of $8,200 for Messrs. Wesselink, Evans, Melius, Piteleski, Wagener and Witham. Life insurance premiums in the amount of $8,823 for Mr. Wesselink; $2,678 for Mr. Evans; $561 for Mr. Melius; $1,192 for Mr. Piteleski; $381 for Mr. Wagener; and $832 for Mr. Witham. Severance pay in the amount of $143,366 for Mr. Witham. Accrued time off payout in the amount of $20,167 for Mr. Witham.

2003: SERP payments of $1,264,613 for Mr. Wesselink, $280,374 for Mr. Evans, $73,748 for Mr. Melius, $197,938 for Mr. Piteleski; $45,593 for Mr. Wagener; and $215,933 for Mr. Witham. 401(k) matching contributions in the amount of $8,000 for Messrs. Wesselink, Evans, Melius, Piteleski and Wagener, and $7,779 for Mr. Witham. Life insurance premiums in the amount of $8,355 for Mr. Wesselink; $2,625 for Mr. Evans; $423 for Mr. Melius; $1,095 for Mr. Piteleski; $361 for Mr. Wagener; and $1,264 for Mr. Witham.

2002: SERP payments of $798,444 for Mr. Wesselink, $251,687 for Mr. Evans, $67,056 for Mr. Melius, $188,408 for Mr. Piteleski, $36,665 for Mr. Wagener, and $80,829 for Mr. Witham; Non-Qualified Deferred Restorative Retirement Plan (“DRRP”) payments of $9,000 for Messrs. Wesselink, Evans, Melius, Piteleski, Wagener and Witham; and 401(k) matching contributions in the amount of $5,500 for each of Messrs. Wesselink, Evans, Melius, Piteleski, Wagener and Witham. Life insurance premiums in the amount of $6,011 for Mr. Wesselink; $1,311 for Mr. Evans; $384 for Mr. Melius; $1,022 for Mr. Piteleski; $311 for Mr. Wagener; and $618 for Mr. Witham.

(f)	Mr. Witham resigned as an officer of the Company effective August 4, 2004.

      In 2004, we did not make any option grants to our Chairman and Chief Executive Officer or the other named-executive officers in the Summary Compensation Table.

      The following table indicates the number of shares of Common Stock acquired upon the exercise of options in the fiscal year ended December 31, 2004, and the value and number of shares of Common Stock subject to exercisable and unexercisable options held as of December 31, 2004, by each of the named executive officers.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities	Value of Unexercised
			Underlying	In-the-Money
			Unexercised Options	Options at
			at 12/31/04	12/31/04(a)

	Shares Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise (#)	Realized ($)	Unexercisable	Unexercisable

David D. Wesselink	0	$0	715,238	$2,190,000
			378,654	$2,190,000
Richard G. Evans	0	$0	89,045	$286,250
			133,801	$572,500
Matthew S. Melius	0	$0	166,160	$286,250
			119,826	$572,500
Dan N. Piteleski	0	$0	59,837	$260,247
			105,950	$520,517
Mark P. Wagener	0	$0	32,772	$114,500
			39,541	$229,000
John A. Witham(b)	100,000	$802,500	0	$0
			0	$0

(a)	The value of unexercised in-the-money options represents the aggregate difference between the market value on December 31, 2004, of the Company’s Common Stock based on its closing price as reported on the New York Stock Exchange for that day, and the applicable exercise prices of the options.

(b)	Mr. Witham resigned as an officer of the Company effective August 4, 2004. All options previously granted to him continued to vest for 90 days from his last date of employment. He had seven months from his last date employed to exercise any vested options.

Deferred Compensation Plans

      Supplemental Executive Retirement Plan. In November 1999, the Compensation Committee of the Board adopted a Supplemental Executive Retirement Plan (“SERP”) that covers the Company’s officers or other senior management employees who are selected for participation by the Compensation Committee and the CEO. The SERP is an account balance plan to which the Company makes annual contributions targeted to provide a specified benefit at retirement. Under the SERP, the Company will pay a benefit to a participant whose employment relationship with the Company is completely severed either (a) at age 65, or (b) if the participant has completed five years of plan participation and has attained the age of 55 or greater while employed with the Company. The annual retirement benefit payable under the SERP is targeted to equal either 60% (for the CEO and Executive Vice Presidents) or 40% (for Senior Vice Presidents) of the average of the participant’s final three years of salary and bonus with the Company. Benefits under the SERP will be paid in 15 annual installments, commencing no later than 60 days after the last day of the year in which the participant retires. Upon a change of control of the Company, the SERP provides for the funding of participant accounts to the present value of the age 55 benefit, and the vesting of all accounts within the SERP. If a participant is terminated within 24 months following the change of control event, the benefits are payable in the form of a lump-sum payment within 90 days of termination. If a participant terminates employment following the 24-month period, the benefits payable under the SERP will be paid in 15 annual installments. If a participant dies before his/her employment terminates, his/her death will be treated as a termination of employment and the participant’s current account balance will vest.

      The SERP was amended in 2001 to include a clarification of a change of control event, and the following additional triggers that would result in the lump-sum payout of the vested benefit:

•	a material diminution or other material adverse change in the participant’s job title, offices, duties, responsibilities, level of administrative support or status from that held, assigned or received within the 90-day period preceding the change of control event;

•	a material reduction in the participant’s compensation (including base salary and bonuses), qualified and non-qualified pension and profit sharing benefits, welfare and fringe benefits, or executive expense allowances in comparison to that which the participant was entitled to during the 90-day period immediately before the change of control event;

•	the participant is forced to relocate to a business location more than 40 miles from the location at which the participant was assigned immediately before the initial change of control event; or

•	the participant’s employer, or the surviving company in a merger to which the employer is a party, terminates its sponsorship of the SERP or suspends or discontinues annual Company contributions to the SERP.

      The SERP was further amended in December 2003 to provide the Compensation Committee with the authority, under certain circumstances, to accelerate the vesting of any unvested participant balances if it deems early vesting to be in the best interest of the Company.

      In February 2005, the SERP was further amended to eliminate the lump-sum payout provision if a participant was terminated within 24 months following a change of control event, providing instead that the benefit will be paid in 15 annual installments. In addition, the Compensation Committee vested all participants in the SERP whose current age in years plus years of plan participation exceed 55 total years. As a result of this action, four individuals were vested, including Messrs. Evans and Piteleski.

      During 2004, the Company contributed the following amounts under the SERP for our CEO and each of the other named executive officers who are participants: Mr. Wesselink, $1,363,730; Mr. Evans, $287,467; Mr. Melius, $98,513; Mr. Piteleski, $209,768; and Mr. Wagener, $45,245. The Company calculated those contributions based on actuarial assumptions regarding years of participation and future investment return on participants’ account balances. The Company assumed that these officers will remain participants in the SERP until age 65. The total amount that has been deferred under the SERP for the named executive officers is $7,060,312. The estimated annual benefit payable to (and the benefit commencement year for) each of the named executive officers upon retirement is: $1,000,131 (2008) for Mr. Wesselink; $594,408 (2014) for Mr. Evans; $1,484,401 (2031) for Mr. Melius; $559,480 (2016) for Mr. Piteleski; and $581,187 (2026) for Mr. Wagener. Due to Mr. Witham’s resignation as an officer of the Company prior to vesting, he is not entitled to receive benefits under the SERP.

      Management Stock Purchase Plan. In May 1999, the Company’s stockholders approved a Management Stock Purchase Plan (“MSPP”) which allows a participant to defer up to 50% of his/her annual bonus. Any employee whose job title is Senior Vice President or higher and who participates in the Management Incentive Bonus Plan is eligible to participate in the MSPP.

      Amounts deferred under the MSPP are credited to a stock purchase account as restricted stock units (“RSUs”) representing unissued shares of Common Stock. The price of the RSU is the closing price of the Company’s Common Stock on the date the deferral was made. The Company will also match the deferred amount at a rate equal to $1 for every $3 contributed by the participant. The participant’s contribution is immediately vested and the match vests on the last day of the calendar year of the third anniversary of the performance year for which the bonus was paid. Unless a participant’s employment is terminated, amounts contributed to the stock purchase account must remain in the account for a minimum of three years. During 2004, the Company made no matching contributions for the CEO or any named executive officer.

      Deferred Restorative Retirement Plan. In November 1999, the Compensation Committee of the Board adopted a Deferred Restorative Retirement Plan (“DRRP”) that was limited to a select group of management and highly compensated employees of the Company as a means of sheltering a portion of their income from current taxation while accumulating resources for future investments or retirement. The DRRP was designed to make whole an employee whose benefits under the Company’s 401(k) Plan are limited by the application of Section 415 of the Internal Revenue Code, which limits the amount of contributions that can be made to a defined contribution plan on behalf of an employee. Under the DRRP, participants were allowed to defer up to 15% of their salary and bonus with a maximum compensation level of $300,000. The DRRP allowed for a 50% match on the first 6% of eligible compensation deferred by the employee. The DRRP also restored the discretionary profit sharing contribution if made under the 401(k) Plan for compensation recognized above the Section 415 limit up to $300,000. On February 10, 2003, the Compensation Committee terminated the DRRP and directed the distribution of vested balances to plan participants.

      Change of Control Severance Agreements. The Company has entered into Change of Control Severance Agreements (“Severance Agreements”) with 12 key employees, including each of the named executive officers in this Proxy Statement. Mr. Witham resigned as an officer of the Company effective August 4, 2004; accordingly, his change of control coverage ended on his last day of employment. The Severance Agreements are intended to provide continuity of management in the event of a change of control. Each Severance Agreement provides that the covered employee be assured of certain salary and compensation while employed during the two-year period after a change of control (“Post-Change Period”), and also provides severance payments if the Company terminates employment of the covered employee, other than for death, “disability” or “cause,” or if such employee terminates his employment for “good reason,” as defined in the Severance Agreement.

      While employed during the Post-Change Period, each covered employee will be paid an annual salary at least equal to 12 times that employee’s highest monthly base salary paid during the 12-month period prior to the change of control event. In addition, the covered employee will be entitled to participate in all incentive compensation, retirement and welfare plans applicable to peer executives at the Company during the Post-Change Period, but in no event shall those incentive compensation, retirement and welfare plans be on terms less favorable to the employee than the most favorable terms provided to the employee under plans in effect 90 days prior to the change of control. All outstanding stock options granted to the covered employee will become fully vested upon the occurrence of a change of control event. To the extent those options are forfeited, the covered employee will be entitled to receive a cash payment equal to the aggregate difference between the fair market value of Common Stock underlying such forfeited options and the exercise price to purchase such stock.

      The severance payments to be made if the employee is terminated without “cause,” or if he resigns with “good reason” during the Post-Change Period, include the following:

(a)	an amount equal to his base salary and accrued vacation through the applicable termination date;

(b)	a lump-sum payment in cash equal to either one or two times the sum of the covered employee’s base salary plus the highest annual bonus paid to that employee during the preceding two years;

(c)	a cash payment equal to a pro rata share of his bonus for the year of termination;

(d)	all deferred amounts under any Company non-qualified deferred compensation or pension plan, together with accrued but unpaid earnings thereon;

(e)	an amount equal to the unvested portion of the employee’s accounts, accrued benefits or payable amounts under any qualified plan, and certain pension, profit sharing and retirement plans maintained by the Company; and

(f)	an amount equal to fees and costs charged by an outplacement firm.

      In addition, the Company has agreed, for the period following the employee’s termination date until the first anniversary of his/her termination date, to continue to provide to such employee certain welfare benefits, including, but not limited to, medical, dental, disability, and individual life and travel accident insurance on terms at least as favorable as provided to other employees at the same level during the 90-day period preceding the change of control event.

      A “change of control” under the Severance Agreements occurs if any of the following events occur:

(a)	“any person” as defined in the Securities Exchange Act of 1934 acquires beneficial ownership, as defined in the Exchange Act, of more than 50% of the Common Stock of the Company;

(b)	individuals who constitute the Board prior to a change of control cease to constitute a majority of the Board; or

(c)	certain corporate reorganizations, including certain mergers, sale of substantially all of the assets, liquidation or dissolution of the Company.

The issuance of the Series C Preferred Stock to affiliates of Thomas H. Lee Partners, L.P. and its predecessor, Thomas H. Lee Company, on June 1, 1999, constituted a change of control under Mr. Melius’ Severance Agreement. As a result of the change of control, all of Mr. Melius’ options vested. Mr. Melius received no other benefits under his Severance Agreement as a result of the issuance of the Series C Preferred Stock.

      Key Employee Severance Protection Agreements. The Company has entered into Key Employee Severance Protection Agreements (“Protection Agreements”) with 11 key employees below the executive management level. These Protection Agreements are intended to provide continuity of key personnel in the event of a change of control. Each Protection Agreement provides that the covered employee be guaranteed a minimum severance benefit if the Company terminates his/her employment within a 12-month period following a change of control event (“Post-Change Period”). The Company will make the following guaranteed minimum severance benefits if the employee is terminated without “cause” during the Post-Change Period:

(a)	payment of all accrued obligations in a lump sum within seven days of termination;

(b)	payment in a lump sum to an independent third-party trustee of an amount equal to one year of the executive’s salary. The trustee shall pay the executive, on a bi-weekly basis, an amount equal to 1/26 of the executive’s annual salary in 26 installments;

(c)	payment in a lump sum of an amount equal to one year of COBRA insurance premiums, less the amount of premiums charged by the Company to active employees; and

(d)	outplacement services provided by a firm designated by the Company for the 12-month period following the executive’s termination.

COMPARATIVE STOCK PERFORMANCE

      The following graph compares the cumulative total stockholder return on the Company’s Common Stock since December 31, 1999, with the cumulative return for the S&P 500 Index and the S&P 500 Diversified Financials Index over the same period, assuming the investment of $100 on December 31, 1999, and reinvestment of gross dividends when paid.

5-Year Total Return Performance

TOTAL RETURN	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Metris Common Stock	$100.00	$110.74	$108.38	$10.52	$18.91	$54.29
S&P 500 Index	$100.00	$90.90	$80.09	$62.39	$80.29	$89.03
S&P 500 Div. Fin. Index	$100.00	$128.05	$111.27	$87.02	$124.17	$134.43

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee (“Committee”) of the Board is comprised entirely of independent directors for purposes of NYSE listing standards. The Board has delegated to the Committee roles and responsibilities set forth in the Committee’s Charter, which is included with this Proxy Statement as Appendix B; that Charter also is available on the Company’s website at www.metriscompanies.com. The members of the Committee are John A. Cleary (Chair), Jerome J. Jenko and Edward B. Speno.

      The Company’s Human Resources Department supports the Committee in its work and, in some cases, acts pursuant to delegated authority to fulfill certain functions in administering the various compensation, benefits and equity programs. In addition, the Committee will, from time to time, engage outside compensation consulting and specialty firms to assist the Committee in its review of the compensation of the Company’s executive officers.

Compensation Philosophy and Policies

      Our objectives for compensating Company executives are:

•	to attract, retain and motivate executives of the highest caliber;

•	to be market competitive;

•	to attain individual and corporate objectives;

•	to drive superior Company performance;

•	to enhance stockholder value; and

•	to promote executive ownership of the Company.

      In 2004, we accomplished these objectives through a compensation program consisting of base salary, retention bonus payments, an annual incentive bonus program with aggressive targets, and a performance driven equity grant under the Company’s long-term incentive plan.

Base Salaries of Executive Officers other than the CEO

      Each year the Committee reviews base salaries of the executive officers, including the executive officers named in this Proxy Statement (see “Compensation Tables and Compensation Matters” at page 19 of this Proxy Statement for additional information). Excluding the CEO, the Committee approves the base salaries for the next four highest paid employees, and provides advice and direction related to the base salaries of all other officers of the Company. In determining base salaries, the Committee considers the range of salaries paid to similar officers at comparable companies. In addition, the Committee makes subjective judgments concerning the individual performance of each executive officer with specific consideration given to factors including financial performance, leadership, development of subordinates and innovation.

      In 2004, the Committee used published reports from two independent human resources consulting firms and proxy data from peer companies to compare each executive officer’s compensation with that of peer executives’ compensation at comparable companies. This salary review practice is consistent with the Company’s goal to be market competitive.

Bonus Payments to Executive Officers other than the CEO

      In 2004, other than our Chairman and CEO, Executive Vice President and General Counsel, and Executive Vice President of Operations, who participated in the Annual Incentive Bonus Plan for Designated Corporate Officers (“Designated Corporate Officers Plan”), the other named executive officers and certain employees participated in the 2004 Metris Companies Inc. Management Incentive Bonus Plan (“Management Incentive Plan”). The Designated Corporate Officers Plan and the Management Incentive

Plan each provide for an annual bonus opportunity for participants. The plans are materially similar; however, the Designated Corporate Officers Plan is designed to comply with Section 162(m) of the Internal Revenue Code (“IRC §162”).

      Payouts under the Management Incentive Plan and the Designated Corporate Officers Plan are based on two components: (a) Company performance as measured by targets established by the Committee; and (b) individual management objectives set for each employee and approved by the CEO. The weight accorded each component is based on the job level of the employee. Bonuses for employees whose responsibilities have greater impact on the Company’s financial results are weighted more heavily on Company performance, whereas bonuses for employees whose responsibilities have less impact on Company performance are weighted more heavily on attaining individual goals. This bonus plan practice is consistent with the Company’s goals to achieve individual and corporate objectives, and motivate employees.

      In 2003, due to concerns regarding the Company’s financial health and the retention of certain employees, the Committee approved the development of the following programs which cost the Company approximately $7 million for payments made between July 2003 and January 2005, when the programs ended.

•	A program intended to assist in the retention of management employees below the level of Senior Vice President. The Retention Bonus Program consisted of two cash payments made to eligible employees in 2003, with four additional payments made in 2004, and one payment made in January 2005. In addition, original participants in the program were awarded a grant of restricted stock which vested on February 10, 2004. In order to be eligible for the cash payments, participants were required to be employed by the Company on the date each payment was made.

•	A program intended to assist in the retention of key employees identified as being business critical. The Key Employee Discretionary Bonus Program consisted of four scheduled payments in 2004 and one scheduled payment in 2005. The initial payment, made in January 2004, included both non-management and management employees below the level of Senior Vice President. The remaining payments in 2004, and the final payment in 2005, included only non-management employees.

•	A program intended to assist in the retention of key senior management personnel. The Senior Key Employee Retention Program consisted of four scheduled payments in 2004 and one scheduled payment in January 2005.

      Certain payments made under the Retention Bonus Program and the Senior Key Employee Retention Program were considered advance payments from the Management Incentive Plan or the Designated Corporate Officers Plan, and were applied as an offset against the performance-based bonus paid in February 2005 for 2004 achievements. These retention programs were consistent with the Company’s goals to attract, retain and motivate employees; to enhance stockholder value; and to promote executive ownership of the Company.

Equity-Based Compensation for Executive Officers other than the CEO

      In 2004, all executive officers and certain other key employees were granted performance-based restricted stock units (“RSUs”) under the Company’s Amended and Restated Long-Term Incentive and Stock Option Plan (“LTIP”). During the year, RSUs played an important role in retaining superior employees. In addition, RSUs were offered to attract high-caliber executives, and were issued at the next Committee meeting following the executive’s hire. All unvested RSUs are subject to forfeiture if the Company does not attain a minimum performance threshold. RSUs were granted on May 5, August 2, November 9, and December 20, 2004. One-half of each grant vests in equal installments on the first, second and third anniversaries of the grant date, and the other half vests on the fourth anniversary of the grant date. A performance-based provision of the award accelerates the vesting of a portion of the award scheduled to vest on the fourth anniversary if certain performance factors are met. Excluding the RSUs granted to the CEO, a total aggregate of 856,550 RSUs were granted in 2004.

      In March 2005, all executive officers and certain other key employees were granted performance-based RSUs under the LTIP. The RSUs vest in equal annual installments on the anniversary of the grant date over four years, subject to the attainment of certain Company performance goals. Any RSUs not vesting or forfeited on the originally scheduled vesting date will have a second vesting opportunity four years after their original vesting date, subject to the attainment of certain Company performance goals. Any RSUs not vesting on the originally scheduled or second vesting date are forfeited. Excluding the RSUs granted to the CEO in February 2005, a total aggregate of 496,500 RSUs were granted in March 2005.

Compensation of the CEO

      Although the entire Board must ratify any Committee decision concerning compensation paid to David D. Wesselink, Chairman and CEO of the Company, only the Committee may actually set such compensation. The Board did not modify, in any material way, any recommendation of the Committee in 2004.

      In December 2004, the Committee approved and the Board ratified a base salary adjustment for Mr. Wesselink from $665,000 to $705,000 effective January 1, 2005. The increase maintains the competitive link between Mr. Wesselink’s base compensation and that of other peer company executives.

      In May 2004, the Committee approved and the Board ratified, a grant of 114,750 RSUs to Mr. Wesselink under the LTIP. All unvested RSUs are subject to forfeiture if the Company does not attain a minimum performance threshold. One-half of the grant vests in equal installments on the first, second and third anniversaries of the grant date, and the other half vests on the fourth anniversary of the grant date. A performance-based provision of the award accelerates the vesting of a portion of the award scheduled to vest on the fourth anniversary if certain performance factors are met.

      In February 2005, the Committee approved and the Board ratified, a grant of 73,500 RSUs to Mr. Wesselink under the LTIP. The RSUs vest in equal annual installments on the anniversary of the grant date over four years, subject to the attainment of certain Company performance goals. Any RSUs not vesting or forfeited on the originally scheduled vesting date will have a second vesting opportunity four years after their original vesting date, subject to the attainment of certain Company performance goals. Any RSUs not vesting on the originally scheduled or second vesting date are forfeited.

      The Committee approved and the Board ratified Mr. Wesselink’s participation in the Senior Key Employee Retention Program discussed above. Mr. Wesselink was paid a total of $831,250 under that program, of which 50% was considered an advance and was applied as an off-set against his 2004 performance-based bonus paid on February 18, 2005. That amount reduced his earned bonus of $1,080,625 by $415,625, resulting in an incentive bonus payment of $665,000.

      In establishing Mr. Wesselink’s compensation, the Committee interviewed each of his direct reports and gave consideration to his job performance and the Company’s improved condition in 2004. In that regard, Mr. Wesselink effectively managed the balance sheet to optimize the Company’s and Metris Master Trust’s performance; managed the credit risk, customer service and collections infrastructure to improve asset quality; oversaw the development of funding sources to replace maturing obligations and provide financing for new credit card receivables; ensured that the Company had a quality system of internal controls; proactively managed regulatory and supervisory relationships; and continued to build Metris’ culture by focusing on ethics, enhanced communications and employee development. The following are indications of Mr. Wesselink’s achievement of each of the foregoing objectives:

•	The Company’s 2004 net income was substantially higher than originally projected.

•	The full-year excess spread in the Metris Master Trust increased by more than 200 basis points in 2004 versus 2003.

•	$75 million of the Company’s high-yield debt was prepaid in 2004.

•	Year-end 2004 delinquency and charge-off rates were below budgeted projections.

•	2004 new account performance was consistent with that of 2003, which was more than 30% better than prior years.

•	Customer service levels increased to a higher standard while associated costs were reduced.

•	New bank conduit, insurance commitment and high-yield debt transactions were successfully closed in 2004, as well as a senior-subordinated asset-backed securitization.

•	The Company successfully met the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

•	The Company and Direct Merchants Bank met all requirements of the Modified Operating Agreement with the OCC.

Policy on Deductibility of Compensation

      Under IRC §162, the Company generally is precluded from deducting compensation in excess of $1 million per year for its CEO and the next four highest paid executive officers, unless payment is made under qualifying performance-based plans.

      The Committee generally intends to pursue a strategy to ensure the deductibility of compensation paid to executives. However, the Committee reserves the right to take actions it considers to be in the Company’s best interest, including the authorization of compensation without regard to deductibility.

JOHN A. CLEARY Chair	JEROME J. JENKO Member	EDWARD B. SPENO Member

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board is comprised entirely of independent directors for purposes of NYSE listing standards. The Board has delegated to the Audit Committee roles and responsibilities set forth in its Charter, which is included with this Proxy Statement as Appendix A; that Charter also is available on the Company’s website at www.metriscompanies.com. The members of the Audit Committee are Frank D. Trestman (Chair), Leo R. Breitman and Jerome J. Jenko.

      Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and to issue opinions thereon. The Audit Committee is responsible for considering and reviewing with management and the independent registered public accounting firm the adequacy of the Company’s internal controls and accounting functions. As part of fulfilling this responsibility, the Audit Committee meets and discusses these matters with the Company’s internal auditor, PricewaterhouseCoopers LLP (“PwC”). PwC is responsible to the Audit Committee for testing the integrity of the financial accounting and reporting control systems, and such other matters as the Audit Committee directs.

      In connection with these duties, the Audit Committee met with management and KPMG to review and discuss the December 31, 2004, audited financial statements, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of the significant judgments, the clarity of disclosures in the financial statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and KPMG’s evaluation of the Company’s internal control over financial reporting. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AV §380). The Audit Committee also received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with

Audit Committees), and the Audit Committee discussed with KPMG that firm’s independence from management and the Company. The Audit Committee also acknowledged that KPMG did not provide any non-audit services during the last fiscal year.

      Based upon the Audit Committee’s discussions with management and KPMG, and the Audit Committee’s review of the representations of management and KPMG, the Audit Committee recommended that the Board include the audited consolidated financial statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and KPMG’s evaluation of the Company’s internal control over financial reporting, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

FRANK D. TRESTMAN Chair	LEO R. BREITMAN Member	JEROME J. JENKO Member

INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee has engaged KPMG to serve as the Company’s independent registered public accounting firm for fiscal year 2005. KPMG has been our independent registered public accounting firm since 1996.

      The following table sets forth the amount of audit fees, audit related fees, tax fees, and all other fees billed for services by KPMG for the years ended December 31, 2003 and 2004, respectively.

Fees	2004	2003

Audit Fees(1)	$2,316,000	$3,124,582
Audit-Related Fees(2)	399,500	379,500
Tax Fees(3)	0	36,677
All Other Fees(4)	0	80,000

Total Fees	$2,715,500	$3,624,587

(1)	Audit fees for 2004 and 2003 principally relate to the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements included in its Quarterly Reports on Form 10-Q. They also relate to services such as comfort letters, subsidiary and statutory audits, and consent filings. Audit fees for 2004 also relate to the audit of the Company’s internal control over financial reporting.

(2)	Audit-related fees for 2004 and 2003 principally relate to audits of employee benefit plans, performance of agreed-upon procedures associated with certain securitization activities and consultations in connection with regulatory inquiries and investigations. Audit-related fees for 2003 also include consultation with management on the accounting treatment for specific transactions.

(3)	Tax fees for 2003 principally related to IRS exam assistance. They also related to transaction planning and compliance services.

(4)	All other fees in 2003 related to Section 404 of the Sarbanes-Oxley Act of 2002 advisory services.

      The Audit Committee has considered and determined that the provision of the non-audit services described in the table above is compatible with maintaining KPMG’s independence.

      The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company’s independent registered public accounting firm, other than as may be allowed by applicable law. The Committee adopted a pre-approval policy and delegated to Mr. Trestman, Chair of the Audit Committee, the authority to grant any pre-approvals required to be made by the Committee pursuant to Section 10A(i) of the Securities Exchange Act of 1934, as amended, including as amended by Section 202 of the Sarbanes-Oxley Act of 2002, and directed Mr. Trestman to report and obtain ratification of any such pre-approvals from the Committee at each of its scheduled meetings. Beginning in May 2003, all audit services and non-audit services have been pre-approved in accordance with this pre-approval policy and such policy has not been waived in any instance.

PROPOSAL ONE:

ELECTION OF DIRECTORS

COMMON STOCKHOLDERS

Election of Seven Directors

      For holders of the Company’s Common Stock, the first agenda item to be voted on is the election of seven directors to serve until their successors are elected at the Company’s 2006 Annual Meeting of Stockholders. The Board will consist of eleven directors, four of whom are elected by the holders of our Series C Preferred Stock. The current terms of all directors expire at this Annual Meeting.

      You are being asked to vote to re-elect the following nominees: Leo R. Breitman, John A. Cleary, Jerome J. Jenko, Donald J. Sanders, Edward B. Speno, Frank D. Trestman and David D. Wesselink, as directors for terms ending at the 2006 Annual Meeting of Stockholders, unless you withhold authority to vote for any or all of the nominees by marking the Proxy card to that effect.

      All nominees for director to be elected by the holders of our Common Stock, except for Mr. Wesselink, are independent for purposes of the NYSE listing standards.

      Each of director nominees has consented to being named in this Proxy Statement, and to serve as a director if elected. Each nominee elected as a director will continue in office until his successor has been elected and qualified or until his death, resignation or retirement. We expect each nominee for election as a director to be able to serve. If any director nominee is not able to serve, proxies will be voted in favor of the remaining nominees and may be voted for a substitute.

Nominees for Directors

      Leo R. Breitman (age 63, director since 2004) served as Chairman and CEO of Fleet Bank — Massachusetts from 1991 until March 2004. He also served as Senior Lending Officer, Wholesale Lending and Credit Division of FleetBoston Financial from 2002 until May 2004, and Managing Director, Commercial Banking Division of FleetBoston Financial from 1996 to 2002. Mr. Breitman was a director of numerous FleetBoston Financial subsidiaries from 1996 to May 2004. He is a director of American Biltrite, Inc. and serves on the Board of Managers of Refco Group Ltd., LLC.

      John A. Cleary (age 73; director since 1998) was the Chief Executive Officer of Donnelley Marketing, Inc. from 1979 until 1993. Donnelley Marketing, Inc. was a subsidiary of Dun and Bradstreet Corporation until 1991 when it was acquired by a group of investors and senior management. Mr. Cleary continued as CEO of Donnelley Marketing, Inc. until 1993 when he was elected Vice Chairman of its Board of Directors, a position he held until 1996 when First Data Corporation acquired the company. Mr. Cleary thereafter continued as a senior advisor and consultant to the company. Mr. Cleary was a director of the Direct Marketing Association from 1985 to 1996, and served as Chairman of its Board in 1990-91.

      Jerome J. Jenko (age 66; director since 2004) has been affiliated with Goldsmith, Agio, Helms & Lynner, LLC as a Senior Advisor since 1997. Mr. Jenko was Senior Vice President, General Counsel, Secretary and director of The Pillsbury Company from 1989 to 1997 when he retired from full-time employment. Mr. Jenko served as Vice President, General Counsel and Secretary of Minnetonka Corporation from 1986 to 1989, and Vice President, General Counsel and Secretary of CPT Corporation from 1981 to 1986. He is a director of Michael Foods, Inc., Ocean Spray Cranberries, Inc., DecoPak, Inc., and Commodity Specialists Company.

      Donald J. Sanders (age 60; director since 2004) has worked in the consumer finance industry for 35 years and has held management positions with Korvettes Department Stores (private label credit business), Citicorp and Commercial Credit Corporation. In 1990, Mr. Sanders co-founded and served as CEO of Credit and Risk Management Associates, Inc. (“CRMA”), a risk management and marketing consulting, data warehousing and systems integration firm. CRMA was acquired by Fair, Isaac Companies in 1996. Mr. Sanders retired from Fair, Isaac in 2001, but continues to provide private consulting services as Deer Creek Consulting, LLC. He also serves as a Senior Industry Advisor to Bridgeforce, Inc., a Delaware consulting firm.

      Edward B. Speno (age 68; director since 2000) was Executive Vice President of Credit Card Service Corporation (“CCSC”) from 1982 to 1991. Prior to joining CCSC, he was Executive Vice President and Business Manager of Citicorp Financial, Inc. from 1977 to 1982. Mr. Speno served as Vice President of Citibank, N.A. from 1975 to 1982. He is a past director of CCC Information Service Group, Inc., CCSC and its various subsidiaries, Multibank Financial Corp., and Speno Railroad Ballast Cleaning Company. Mr. Speno is a charter member of the John Carroll Society of the Archdiocese of Baltimore. He also is a member of the advisory board of the Dana and Albert Broccoli Center for Aortic Diseases and the Board of Governors of The Cardiovascular Institute, Heart Initiative, at the Johns Hopkins University School of Medicine, and is Fundraising Chairman for the Henry Ciccarone Center for the Prevention of Heart Disease at Johns Hopkins.

      Frank D. Trestman (age 70; director since 1996) has been President of Trestman Enterprises, an investment and business development firm, for the past 20 years. Mr. Trestman is also Chairman of The Avalon Group, a real estate development company. He has been a consultant to McKesson Corporation and is the former Chairman of the Board and Chief Executive Officer of Mass Merchandisers, Inc., a distributor of non-food products to grocery retailers and a former subsidiary of McKesson Corporation. Mr. Trestman is a director of Best Buy Co., Inc. He also serves on the Board of Trustees of The Harry Kay Foundation and is Chair of the Jewish Community Capital Campaign.

      David D. Wesselink (age 62; director since 2002) has been Chairman and Chief Executive Officer of the Company since December 2002. Mr. Wesselink previously was Vice Chairman of the Company from September 2000 to December 2002, and Executive Vice President and Chief Financial Officer of the Company from December 1998 to August 2000. Prior to joining the Company, Mr. Wesselink was Senior Vice President and Chief Financial Officer of Advanta Corporation from 1993 to 1998. Prior to Advanta Corporation, he held several positions at Household Finance Corp. and Household International, Inc. from 1971 to 1993, including Senior Vice President from 1986 to 1993, and Chief Financial Officer from 1982 to 1993. Mr. Wesselink also is a director of Saxon Capital, Inc., CFC International, Inc., MasterCard Incorporated US Region Board, American Financial Services Association and Central College (Pella, Iowa).

      The Board Recommends a Vote FOR the Election of Seven Directors

to be Elected by the Common Stockholders

PREFERRED STOCKHOLDERS

Election of Four Directors

      In addition to the seven directors who may be elected by the holders of our Common Stock, the holders of our Series C Preferred Stock have the right to elect four directors. The directors elected by the Preferred Stockholders will serve until their successors are elected at the 2006 Annual Meeting. The current terms of all directors expire at this Annual Meeting. The following persons are both the current directors representing the holders of our Series C Preferred Stock and the nominees for election to terms expiring at the 2006 Annual Meeting of Stockholders.

      C. Hunter Boll (age 49; director since 1999) has been employed by Thomas H. Lee Partners, L.P. and its predecessor, Thomas H. Lee Company, since 1986. From 1984 through 1986, Mr. Boll was with The Boston Consulting Group. From 1977 through 1982, he served as an Assistant Vice President, Energy and Minerals Division of Chemical Bank. Mr. Boll is a director of TransWestern Publishing, L.P. Mr. Boll also serves as Principal Managing Director of Thomas H. Lee Advisors, LLC, TH Lee, Putnam Capital Advisors, LLC, and Thomas H. Lee Management Company, LLC, Vice President of THL Fund IV Bridge Corp. and THL Investment Management Corp., and Vice President of THL Equity Holdings III, Inc.

      Thomas M. Hagerty (age 42; director since 1999) has been employed by Thomas H. Lee Partners, L.P. and its predecessor, Thomas H. Lee Company, since 1988. Prior to joining Thomas H. Lee Partners, L.P., Mr. Hagerty was in the mergers and acquisitions department of Morgan Stanley & Co. Incorporated. Mr. Hagerty is a director of Fidelity National Financial, Inc., MGIC Investment Corporation and Syratech Corp. Mr. Hagerty is also a Principal Managing Director of Thomas H. Lee Advisors, LLC, TH Lee, Putnam Capital Advisors, LLC, and Thomas H. Lee Management Company, LLC, Vice President of THL Fund IV Bridge Corp. and THL Investment Management Corp., and Vice President of THL Equity Holdings III, Inc. Mr. Hagerty was the Interim Chief Financial Officer of Conseco, Inc. from July 2000 through April 2001. On December 17, 2002, Conseco, Inc. voluntarily commenced a case under Chapter 11 of the United States Code in the United States Bankruptcy Court, Northern District of Illinois, Eastern Division.

      David V. Harkins (age 64; director since 1999) has been affiliated with Thomas H. Lee Partners, L.P. and its predecessor, Thomas H. Lee Company, since its founding in 1974, and currently serves as Vice Chairman of Thomas H. Lee Partners, L.P. In addition, he has over 30 years experience in the investment and venture capital industry with the John Hancock Mutual Life Insurance Company, where he began his career, as well as TA Associates and Massachusetts Capital Corporation. Mr. Harkins also founded National Dentex Corporation and serves as Chairman of the Board. He is currently a director of Nortek, Inc., New Refco Group Ltd., LLC, and Syratech Corp. Mr. Harkins also serves as a Principal Managing Director of Thomas H. Lee Advisors, LLC, TH Lee, Putnam Capital Advisors, LLC, and Thomas H. Lee Management Company, LLC, President of THL Fund IV Bridge Corp. and THL Investment Management Corp., and Vice President of THL Equity Holdings III, Inc.

      Thomas H. Lee (age 60; director since 1999) founded Thomas H. Lee Partners, L.P.’s predecessor, Thomas H. Lee Company, in 1974 and from that time through July 1999, served as its President. Mr. Lee currently serves as Chairman and Chief Executive Officer of Thomas H. Lee Partners, L.P., which is a Boston-based private equity firm that focuses on investments in growth companies. From 1966 through 1974, Mr. Lee was with First National Bank of Boston where he directed the bank’s high technology lending group from 1968 to 1974. Mr. Lee is also a director of Vertis Holdings Inc., The Smith & Wollensky Restaurant Group, Inc., Wyndham International, Inc., Warner Music Group and New Refco Group Ltd., LLC.

      The Board Recommends a Vote FOR the Election of Four Directors

to be Elected by the Series C Preferred Stockholders

PROPOSAL TWO:

APPROVAL OF AMENDMENT TO THE METRIS COMPANIES INC.

AMENDED AND RESTATED LONG-TERM INCENTIVE AND STOCK OPTION PLAN

      We are asking for your approval of an amendment to the Metris Companies Inc. Amended and Restated Long-Term Incentive and Stock Option Plan (“Plan”) to provide that, in addition to currently eligible participants, awards under the Plan may be granted to non-employee directors of the Company. Our goal is to combine the existing stockholder approved Metris Companies Inc. Amended and Restated Non-Employee Director Stock Option Plan (“Director Plan”) and the Plan into a single plan approved by the stockholders of the Company and, as such, this proposal is not dilutive.

      As of March 14, 2005, we had approximately 8,101,860 shares remaining available for future awards under the Plan.

      The complete text of the Plan is set forth in Appendix C included with this Proxy Statement. The following is intended to be a summary of the Plan’s principal terms and does not purport to be a complete statement of all its terms. This summary is subject to, and qualified in its entirety by, the Plan contained in Appendix C.

What is the Impact of the Proposed Amendment to Common Stockholders?

      There is no impact; the proposed amendment does not increase the number of shares available for issuance under the Plan and, therefore, is not dilutive.

Who would be Eligible under the Plan?

      Our full and part-time employees, consultants and independent contractors, and those of our subsidiaries, are currently eligible to participate in the Plan. Only full or part-time employees, however, are eligible to receive incentive stock options. A participant may not receive grants of awards under the Plan if such awards would be based upon shares in excess of 2,025,000 shares of Common Stock in any calendar year. The proposed amendment provides authority to the Compensation Committee and/or Board to grant awards under the Plan to non-employee directors, as well as to full and part-time employees, consultants or independent contractors of the Company.

What is the Purpose of the Plan?

      The purposes of the Plan are specifically to stimulate the efforts of our directors and employees and to align their interests with those of our stockholders.

Who Administers the Plan?

      The Compensation Committee administers the Plan. Currently, the Compensation Committee consists of three directors appointed by the Board, all of whom are (i) “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934; (ii) an “independent director” as defined in Section 303A of the New York Stock Exchange’s Listed Company Manual; and (iii) an “outside director” as defined in Treasury Regulation Section 1.162-27(e)(3) under Section 162 (m) of the Internal Revenue Code. The Board may fill vacancies, add members or remove members of the Compensation Committee provided there are at least two members and that all members meet the criteria described above.

      The Compensation Committee has the authority to:

•	determine the purchase price of the Common Stock covered by options or awards;

•	determine the participants;

•	determine times at which options or awards may be granted;

•	determine the form of payment to be made upon exercise of any award;

•	determine the terms of exercise of any option or award;

•	accelerate the time at which any option or award may be exercised;

•	modify the terms of any award prior to the execution of an agreement and to do so after the execution of an agreement with the grantee’s consent;

•	interpret the Plan or any agreement regarding an award;

•	prescribe rules regarding the Plan; and

•	make all other determinations necessary or advisable.

The Compensation Committee will determine the terms of awards and may include provisions for early vesting or other benefits due to any change of control as the Committee may define such terms in an agreement. Those provisions could have an anti-takeover effect.

What are the Awards That May be Made Under the Plan?

      The Plan provides for various types of awards (“Awards”) including the following: stock options to purchase Common Stock (“Options”); stock appreciation rights that may be payable in cash or Common Stock (“SARs”); shares of Common Stock that are restricted from disposition until the participant meets certain conditions (“Restricted Stock” or “Restricted Stock Units”); and performance awards that may be payable in cash or Common Stock (“Performance Awards”). As of March 14, 2005, the closing price of the Common Stock, as reported on the New York Stock Exchange, was $12.09.

      Options may be either incentive stock options (“ISOs”) or nonqualified stock options (“NQSOs”). For ISOs and NQSOs that are intended as qualified performance based compensation under Section 162(m) of the Internal Revenue Code, the option price will be no less than the fair market value of the Common Stock at the time of grant. ISOs will meet all requirements of Section 422 of the Internal Revenue Code, and may only be granted to full and part-time employees. Except for these restrictions relating to ISOs, the Compensation Committee will determine all the terms of Options.

      SARs are the right to receive an amount equal to the appreciation in value of the shares upon which the SARs are based from the time the SAR is awarded until the grantee elects to receive payment. Participants who elect to receive payment of a SAR will receive an amount in cash or Common Stock, or any combination of cash and Common Stock, as determined by the Compensation Committee.

      Restricted Stock and Restricted Stock Units are subject to forfeiture until certain conditions have been fulfilled and a period of time has elapsed. Grants of Restricted Stock and Restricted Stock Units shall be made at such price as the Compensation Committee shall determine and may be issued for no monetary consideration, subject to applicable law. Such shares are non-transferable until all restrictions have been satisfied. The grantee will be entitled to voting and dividend rights with respect to the Restricted Stock or Restricted Stock Units, as the case may be, from the date of grant.

      Performance Awards may be payable in cash or Common Stock. Such awards will be paid if performance goals established by the Compensation Committee are met by the grantee within periods set by the Committee. These periods may be shorter than the one-year period used in our other bonus plans. If the Committee chooses to make an award that will constitute performance based compensation pursuant to Section 162(m) of the Internal Revenue Code, the Committee will select a performance target based upon one or more of the following performance goals: consolidated pre-tax earnings; net revenues; net earnings; operating income; earnings before interest and taxes; cash flow; return on equity; return on net assets employed; or earnings per share. Performance Awards payable in Common Stock may not exceed the share limitation for any one person set forth above. Performance Awards payable solely in cash and not involving the issuance of shares or a SAR, will not exceed $6,000,000 to any one person in the aggregate for any three-year period. The Plan has provisions concerning Performance Awards by setting forth specific performance goals as set forth herein and providing a limitation on Performance Awards payable solely in cash.

      The Compensation Committee may grant Awards in tandem. However, no Award except a SAR may be granted in tandem with an ISO.

      Upon the exercise of an Option, or in the case of any other Award requiring a payment to the Company, payment may be made either

•	in cash; or

•	with the consent of the Committee:

(a)	by surrender of all or any part of an Award;

(b)	by tendering Common Stock having a fair market value equal to the amount due us;

(c)	in other property;

(d)	any combination of the foregoing; or

(e)	in cash, by a broker-dealer acceptable to us to whom the participant has delivered an irrevocable notice of exercise.

At the time any Award granted under the Plan is distributed or exercised, we may withhold, in cash or shares of Common Stock, any amount necessary to satisfy federal and/or state withholding tax requirements applicable to such distribution.

      Awards are not transferable other than by will or pursuant to the laws of descent and distribution. Awards are exercisable during the grantee’s lifetime only by the grantee.

What are the Principal Federal Tax Consequences?

      The following discussion summarizes the federal income tax consequences both to participants who may receive awards under the Plan, and to us arising out of the grant of such Awards.

      Incentive Stock Options (“ISOs”). A participant will not realize taxable income upon the grant or exercise (except for purposes of the alternative minimum tax) of an ISO. If the participant holds the shares acquired on the exercise of an ISO for two years from the date of grant and one year after the transfer of such shares to the participant, he or she will recognize a long-term capital gain or loss upon their subsequent sale or exchange. In such case, the Company will not be entitled to a tax deduction. If a participant does not hold the shares acquired on the exercise of an ISO for that holding period, he or she will recognize ordinary income in the year of disposition of such shares equal to the excess of (a) the lesser of (1) the amount realized upon such disposition, and (2) the fair market value of such shares on the date of exercise, over (b) the exercise price. To the extent that the amount realized on such sale or exchange exceeds the market value of the shares on the date of the ISO exercise, the participant will recognize capital gains. The Company will be entitled to a tax deduction in the amount of the ordinary income reportable by the participant. The excess of the fair market value on the date of exercise of an ISO of the shares acquired over the exercise price may in certain circumstances constitute alternative minimum taxable income.

      Nonqualified Stock Options (“NQSOs”). Upon the grant of an NQSO issued at fair market value, a participant will not be in receipt of taxable income. Upon exercise of such stock option, a participant will be in receipt of ordinary income in an amount equal to the excess of the fair market value of the acquired shares over their exercise price. The Company will be entitled to a tax deduction, in the year of such exercise, equal to the amount of such ordinary income.

      Stock Appreciation Rights (“SARs”). Upon the grant of SARs, a participant will not be in receipt of taxable income. Upon the exercise of SARs, a participant will be in receipt of ordinary income in an amount equal to any cash payment and the market value of any shares distributed. The Company will be entitled to a tax deduction equal to the income reportable by the participant, provided that the exercise price was equal to the fair market value of stock at the date of grant.

      Restricted Stock and Performance Awards in Shares. Grantees of Restricted Stock and Performance Awards payable in shares do not recognize income at the time of grant. However, when shares of Restricted Stock are no longer subject to a substantial risk of forfeiture, or when shares awarded as Performance Awards are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock less, in the case of Restricted Stock, the amount paid, if any, for the shares. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant and not at the time the restrictions lapse. The Company is entitled to deduct an amount equal to the ordinary income recognized by the grantee unless prohibited by any restrictions of Section 162(m) of the Internal Revenue Code regarding certain highly compensated officers.

      Cash Awards and Dividends. Cash awards and dividends are taxable as ordinary income when paid. The Company is entitled to deduct the amount of a cash award (unless restrictions under Section 162(m) of the Internal Revenue Code apply) and dividends on Restricted Stock that has not yet been recognized as income when such amounts are paid to the recipient.

Are the Awards Transferable?

      The Plan does not provide for the transfer or assignment of any award by the participant other than: (i) by will or by the laws of descent and distribution; (ii) to any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law of participant, including adoptive relationships (“immediate family members”); and (iii) to trusts for the benefit of immediate family members of participants.

May the Plan be Amended Without Stockholder Approval?

      Yes, the Board may amend or discontinue the Plan, at any time; provided, however, no amendment of the Plan shall occur without stockholder approval that would: (a) violate the rules or regulations of the New York Stock Exchange, or any other securities exchange applicable to us; or (b) cause the Company to be unable to grant ISOs. No amendment or termination shall adversely impair any Award granted before such amendment or termination without the grantee’s consent.

When Does the Plan Terminate?

      The Plan continues in effect until all shares of Common Stock available for issuance have been issued under the Plan, or March 19, 2009, whichever occurs first. The Plan may be terminated at an earlier time as the Board may determine.

Equity Compensation Plan Information

      The following table provides information as of December 31, 2004, with respect to our Common Stock issuable under equity compensation plans approved by security holders:

Equity Compensation Plans Approved by Security Holders

			Number of securities
			remaining available
	Number of securities		for future issuance
	to be issued upon	Weighted-average	under equity
	exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))

	(a)	(b)	(c)
Metris Companies, Inc. Amended and Restated Long-Term Incentive and Stock Option Plan	4,435,536	$12.63	8,666,423 (1)
Metris Companies Inc. Amended and Restated Non-Employee Director Stock Option Plan	651,500	$15.27	13,500
Metris Companies Inc. Management Stock Purchase Plan	15,843	$13.20	278,697
Metris Companies Inc. Annual Incentive Bonus Plan for Designated Corporate Officers	5,930	$13.51	600,000
Metris Companies Inc. Employee Stock Purchase Plan	—	$0.00	1,438,685 (2)
Metris Companies Inc. Non-Qualified Employee Stock Purchase Plan	—	$0.00	415,719 (2)

Total	5,108,809		11,413,024

(1)	In addition to the grant of options or rights, restricted stock or restricted stock units and performance awards may be granted under this plan.

(2)	Shares are issued based on employees’ elections to participate.

      We do not have any equity compensation plans that have not been approved by security holders as of December 31, 2004.

The Board Recommends a Vote FOR the Approval of the Amendment to the Metris Companies Inc. Long-Term Incentive and Stock Option Plan.

PROPOSAL THREE:

RATIFICATION OF KPMG LLP AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

      Subject to stockholder approval, the Audit Committee has selected KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. KPMG has served as our independent registered public accounting firm since 1996. Representatives of KPMG are expected to be present at the Annual Meeting and will be given an opportunity to make a statement and answer appropriate stockholder questions.

          The Board Recommends a Vote FOR the Ratification of KPMG LLP as

Independent Registered Public Accounting Firm for the Company for the Fiscal Year
Ending December 31, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      To our knowledge, based upon a review of our records and responses to questionnaires of all reporting officers and directors, all reports required to be filed by the Company’s executive officers, directors and beneficial owners of more than 10% of Common Stock pursuant to Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2004, were filed on a timely basis, except that Edward B. Speno filed a late Form 4 reflecting a gift of stock by him.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATIONS OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

      If you wish to submit proposals to be included in our 2006 Proxy Statement, we must receive them on or before November 28, 2005. Please address your proposals to Richard G. Evans, Secretary, Metris Companies Inc., 10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534.

      Our Bylaws provide that if you wish to nominate directors or bring other business before the stockholders at the 2006 Annual Meeting:

•	you must notify the Secretary in writing not less than 45 days before the first anniversary of the date that we first mailed this Proxy Statement, or February 11, 2006; and

•	your notice must contain the specific information required in our Bylaws.

      Please note that these requirements pertain only to matters you wish to bring before your fellow stockholders at an Annual Meeting. They are separate from the deadline to have a proposal included in a future Proxy Statement.

      If you would like a copy of our Bylaws, we will send you one without charge. Please write to the Secretary of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

RICHARD G. EVANS
Secretary

March 28, 2005

APPENDIX A

METRIS COMPANIES INC.

AUDIT COMMITTEE CHARTER

As Amended and Restated
November 10, 2004

Statement of Policy

      The Audit Committee (“Committee”) of Metris Companies Inc. (“Metris” or “Corporation”) is a standing committee of the Board of Directors (“Board”) whose primary function is to assist the Board in fulfilling its oversight of (i) the integrity of the Corporation’s financial statements, (ii) the Corporation’s compliance with legal and regulatory requirements, (iii) the Independent Auditor’s (as defined herein) qualifications and independence, and (iv) the performance of the Corporation’s internal audit function and Independent Auditor. Given the size and complexity of Metris, the Committee will apply reasonable materiality standards to all of its activities.

Membership

      The Committee shall be comprised of three or more directors appointed by the Board, each of whom shall be an independent director consistent with the listing standards of the New York Stock Exchange. All members of the Committee shall be financially literate, or will become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall be an “audit committee financial expert” as that term is defined in Regulation S-K of the Securities and Exchange Commission (“SEC”). Committee members may enhance their familiarity with finance and accounting policies and practices by participating in educational programs provided by the Corporation, outside consultants or other resources.

Responsibilities

      The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. Specifically, the Committee shall:

1. Provide a direct line of communication between the Internal Auditor (as defined in paragraph 9), the Corporation’s independent auditing firm (“Independent Auditor”) and the Board.

2. Have a clear understanding with management and the Independent Auditor that such Independent Auditor is ultimately responsible to the Committee and the Board.

3. Together with the Board, have the ultimate authority and responsibility to select, evaluate and, where appropriate, discharge and replace the Independent Auditor.

4. Early each year select the Corporation’s Independent Auditor and approve the fees to be paid to the Independent Auditor.

5. At least annually, review and discuss the independence of the Independent Auditor, including a review of non-audit services provided and related fees paid to the Independent Auditor. Approve in advance the engagement of the Independent Auditor for any project, regardless of size. At each regular meeting, review and ratify any pre-approval of non-audit services by the Independent Auditor granted by the Chairman of the Committee.

6. At least annually, make certain that the Independent Auditor submits a formal written statement delineating all relationships between the Independent Auditor and the Corporation. The Committee will be responsible for actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and for recommending that the Board take appropriate action in response to the Independent Auditor’s report, to satisfy itself of the Independent Auditor’s independence.

7. Annually review and evaluate the lead audit engagement partner of the Independent Auditor.

8. Ensure the regular rotation of the lead audit engagement partner of the Independent Auditor as required by law.

9. Review and concur in the appointment, replacement, reassignment or dismissal of the individual or firm responsible for the Corporation’s internal audit function (“Internal Auditor”), and approve the fees to be paid to the Internal Auditor. Approve in advance the engagement of the Internal Auditor for any project other than internal audits of the Corporation. At each regular meeting, review and ratify any pre-approval of non-internal audit services by the Internal Auditor granted by the Chairman of the Committee.

10. Confirm the objectivity of the Internal Auditor.

11. Discuss with management of the Corporation (Chief Executive Officer, Chief Financial Officer and General Counsel), as well as the Independent Auditor and Internal Auditor, guidelines and policies with respect to risk assessment. The Committee shall discuss the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

12. Consider, in consultation with the Chief Financial Officer, the Independent Auditor and the Internal Auditor the combined audit scope and plan to secure completeness of coverage, reduction in redundant efforts, and the effective use of audit resources.

13. Prior to the filing of the Corporation’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q with the SEC, review with management and the Independent Auditor:

•	Metris’ financial statements and related footnotes and the Independent Auditor’s report thereon, including its report on the adequacy of the Corporation’s systems of internal control and any significant recommendations the Independent Auditor may offer to improve such control. Any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal control and any special audit steps adopted in light of material control deficiencies, specifically should be reviewed.

•	All critical accounting policies and practices (including estimates) used by the Corporation.

•	The appropriateness of changes in accounting principles and disclosure practices adopted by management.

•	With regard to new transactions or events, the appropriateness of the accounting principles and disclosure practices adopted by management.

•	Any significant reserves, accruals or estimates, which may have a material impact on the Corporation’s financial statements.

•	Any audit problems or difficulties with management encountered by the Independent Auditor during the course of the audit (including any restrictions on the scope of the Independent Auditor’s activities or its access to requested information), any instances of second opinions sought by management and management’s response.

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures included or not included, as the case may be, in the financial statements of the Corporation.

•	Any alternative accounting treatments used by the Corporation.

•	Any accounting adjustments that were noted or proposed by the Independent Auditor but were not adopted by management (as immaterial or otherwise).

•	All material written communications between management and the Independent Auditor.

•	Any communications between the Independent Auditor and its national office with respect to auditing or accounting issues.

•	Any management or internal control letter issued, or proposed to be issued, by the Independent Auditor to the Corporation.

•	The activities of the Corporation’s internal Certification Committee.

•	Other matters related to the conduct of the audit which are communicated to the Committee under generally accepted auditing standards.

14. Prior to the filing of the Corporation’s Annual Report on Form 10-K, review with the Independent Auditor its internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the Corporation, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues.

15. Consider and review with management and the Internal Auditor:

•	The adequacy of Metris’ systems of internal control, any significant findings during the year and management’s responses thereto.

•	Any difficulties encountered in the course of its audits, including any restrictions on the scope of the Internal Auditor’s work or its access to requested information.

•	The adequacy of the Internal Auditor’s staff and resources.

16. Consider with management and the Independent Auditor the possible impact of any pending changes in accounting standards or rules as promulgated by the FASB, SEC or others.

17. Receive and respond to complaints received from employees of the Corporation (“whistleblowers”) or others regarding accounting issues, internal accounting controls and audit matters. The Committee shall establish procedures for the receipt, retention and treatment of such complaints received and provide a manner for the confidential, anonymous submission of such complaints by employees of the Corporation.

18. Meet periodically with Metris’ General Counsel (and outside counsel as required) to review legal and regulatory matters that may have a material impact on the financial statements of the Corporation, and any reports received from regulators.

19. Meet separately on a periodic basis with management, the Internal Auditor and the Independent Auditor.

20. Regularly report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

21. Annually review the Corporation’s pension and profit sharing plan(s) with the Independent Auditor.

22. Review the Corporation’s insurance coverage and corporate risk management program.

23. Review policies and procedures with respect to directors’ and officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of such expenditures by the Internal Auditor and/or the Independent Auditor.

24. Set and review hiring policies for employees or former employees of the Independent Auditor.

25. Prepare a letter for inclusion in the Corporation’s Annual Report on Form 10-K that describes the Committee’s composition and responsibilities, and how they were discharged.

26. Prepare a Committee report as required by the SEC to be included in the Corporation’s annual Proxy Statement.

27. Review with management and the Independent Auditor, as the case may be, quarterly financial results, earnings press releases (paying particular attention to any use of pro forma or adjusted non-GAAP information), and earnings guidance provided to analysts and rating agencies (if any), prior to their release. The Chair of the Committee may represent the entire Committee for purposes of this review.

28. Develop and recommend to the Board a Code of Conduct for Senior Financial Management that includes specific provisions related to the Corporation’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as required by federal securities laws. The Committee will annually reassess the Code of Conduct for Senior Financial Management and recommend any necessary revisions to the Board.

29. Annually review the Corporation’s “whistleblower” procedures with respect to the protection of employees who act lawfully to provide information, cause information to be provided, or otherwise assist in an investigation of (or file, cause to be filed, testify, participate in or otherwise assist in a proceeding filed as a result of) a violation of securities laws relating to fraud against stockholders and recommend any necessary revisions to the Board.

30. Annually review the membership of the Corporation’s internal Certification Committee.

31. Annually conduct a performance evaluation of the Committee and provide results of that evaluation to the Board.

32. Review and reassess the adequacy of this Charter at least annually, with any amendments subject to ratification by the Board.

Meetings

      The Audit Committee will meet at least quarterly, and more frequently as circumstances dictate. A majority of the members of the Committee will constitute a quorum for the transaction of business. Meetings of the Committee may be called and convened at the direction of any Committee member. Appropriate minutes of each Committee meeting and action taken will be prepared, with the advice of counsel, and duly filed with the Corporation’s records. The Committee may ask members of management and others to attend meetings and provide pertinent information as necessary.

Resources and Authority

      The Audit Committee will have the resources, power and authority to review any matters within its scope of responsibilities and duties as it deems reasonably necessary or appropriate to discharge its responsibilities.

      The Committee will have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Committee will have sole authority to retain and terminate any such advisors and to approve the fees and other retention terms related to the appointment of such advisors.

      The Committee may delegate its authority to subcommittees established by the Committee from time to time, which subcommittees will consist of one or more members of the Committee and will report to the Committee.

APPENDIX B

METRIS COMPANIES INC.

COMPENSATION COMMITTEE CHARTER

As Amended and Restated
November 10, 2004

Statement of Policy

      The Compensation Committee shall provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to the compensation of management of the Corporation. In so doing, it is the responsibility of the Compensation Committee to provide independent judgment as to the fairness of compensation arrangements.

Membership

      The Compensation Committee shall consist of a minimum of two (2) members of the Board appointed by the Board annually. One member shall serve as Chair of the Committee and all members of the Committee shall serve a one-year term. The Committee shall consist solely of directors who are independent in the management of the Corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment in carrying out the responsibilities of a director and a member of the Committee. All members of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934; (ii) an “independent director” as defined in Section 303A of the New York Stock Exchange’s Listed Company Manual; and (iii) an “outside director” as defined in Treasury Regulation Section 1.162-27(e)(3) under Section 162 (m) of the Internal Revenue Code. Members of the Committee are subject to removal at any time by a majority vote of the Board. Any resulting vacancy may be filled by the Board. Committee meetings will be open to all directors of the Corporation.

Responsibilities

      In carrying out its responsibilities, the Compensation Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to advise the Board and the stockholders that the Corporation’s compensation program is competitive and appropriate for attracting, retaining and motivating executives who are crucial to the Corporation’s success, and that such compensation program is closely related to both personal and corporate performance.

      The functions of the Compensation Committee shall be:

1. To annually review and approve corporate goals and objectives relevant to the Chairman and Chief Executive Officer (“CEO”) of the Corporation, and to evaluate his/her performance in light of those goals and objectives, also taking into account such factors as leadership, the Corporation’s strategic goals and objectives, planning and people development.

2. To approve compensation actions for the top five highest paid officers of the Corporation, and provide advice and consent for all other officers of the Corporation, except that actions with respect to the Chairman and CEO shall be subject to ratification by the independent directors on the Board.

3. To act for the Board to review and approve all executive compensation actions and plans and all Corporation benefit programs except for those which the Board may not delegate as a matter of law or regulation.

4. To set annual incentive targets, ensuring appropriateness of performance measures.

5. To administer and grant awards under all incentive and compensation plans in which officers of the Corporation may participate, except as such authority may be delegated by the Board to the Corporation’s management with respect to non-executive officer participants.

B-1

6. To report compensation actions and decisions to the Board.

7. Prepare a Committee Report on Executive Compensation to be included in the Corporation’s annual Proxy Statement.

8. To annually review succession plans for key executive positions (other than the CEO) and report to the Board.

9. To annually review compensation for non-employee directors.

10. To annually conduct a performance evaluation of the Committee and provide results of the evaluation to the Board.

11. To annually review and reassess the adequacy of this Charter, with any amendments subject to ratification by the Board.

Meetings

      The Compensation Committee will meet at least quarterly, and more frequently as circumstances dictate. A majority of the members of the Committee will constitute a quorum for the transaction of business. Meetings of the Committee may be called and convened at the direction of any Committee member. Appropriate minutes of each Committee meeting and action taken will be prepared, with the advice of counsel, and duly filed with the Corporation’s records.

Resources and Authority

      The Compensation Committee will have the resources, power and authority to review any matters within its scope of responsibilities and duties as it deems reasonably necessary or appropriate to discharge its responsibilities, including the authority to use internal personnel and to engage compensation consultants. The Committee will have sole authority to retain and terminate any such compensation consultants and to approve the fees and other retention terms related to the appointment of such firm.

      The Committee will have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

      The Committee may delegate its authority to subcommittees established by the Committee from time to time, which subcommittees will consist of one or more members of the Committee and will report to the Committee.

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APPENDIX C

METRIS COMPANIES INC.

LONG-TERM INCENTIVE AND STOCK OPTION PLAN

As Amended and Restated
Effective as of ~~May 7, 2002~~May 11, 2005

1. Purpose of Plan.

      This Plan shall be known as the “METRIS COMPANIES INC. LONG-TERM INCENTIVE AND STOCK OPTION PLAN.” The purpose of the Plan is to aid in maintaining and developing personnel capable of ensuring the future success of Metris Companies Inc., a Delaware corporation, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either Incentive Stock Options or Nonqualified Stock Options. Awards granted under this Plan may be stock appreciation rights, restricted stock or performance awards as hereinafter described. Capitalized terms used herein shall have the meanings assigned such terms in Section 2 hereof.

2. Definitions.

      The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

(a) Agreement. The document which evidences the grant of any Award under this Plan and which sets forth the Award and the terms, conditions and provisions of, and restrictions relating such Award.

(b) Award. Any award granted to a Participant under the Plan.

(c) Board. The Board of Directors of the Company.

(d) Code. The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

(e) Company. Metris Companies Inc.

(f) Committee. The Company’s Compensation Committee or its successor.

(g) Common Stock. The Company’s common stock, par value $.01.

(h) Director. Directors of the Company who are not employees of the Company, its subsidiaries or any entity that owns at least twenty percent (20%) of the outstanding capital stock of the Company.

~~(h)~~(i) Fair Market Value. The closing price of a share of Common Stock the day before the date of determination of Fair Market Value on any exchange or automated quotation system upon which the Common Stock is listed or quoted, provided that if the Common Stock is listed on more than one exchange, then the Committee shall determine which exchange’s price shall be used. If the Common Stock did not trade on such a date, the Committee may use the closing price that is most recent provided the Committee in good faith has determined that such price reflects the fair market value of the Common Stock. Notwithstanding the foregoing, if the Code shall specify a different method of determining fair market value for setting the exercise price of an Incentive Stock Option, than Fair Market Value for such purpose shall be determined as required by the Code. If on the date of determination of Fair Market Value, the Common Stock is not listed on an exchange or otherwise traded in an established securities market or the Committee has determined that the most recent closing price available does not reflect Fair Market Value, the Committee shall make a good faith determination of Fair Market Value from sources and information it deems relevant to such determination.

~~(i)~~(j) Incentive Stock Option. An incentive stock option as defined in Section 422 of the Code and designated by the Committee to be an incentive stock option.

~~(j)~~(k) Nonqualified Stock Option. A stock option which does not qualify as an Incentive Stock Option.

~~(k)~~(l) Option. Any Incentive Stock Option or Nonqualified Stock Option granted under the Plan.

~~(l)~~(m) Performance Award. An Award made pursuant to Section 11 of this Plan.

~~(m)~~(n) Plan. The Metris Companies Long-Term Incentive and Stock Option Plan, as amended and restated effective ~~May 9, 2001~~May 11, 2005.

~~(n)~~(o) Restricted Stock. Awards of Common Stock made pursuant to Section 10 of the Plan.

~~(o)~~(p) SAR. A stock appreciation right granted pursuant to Section 9 of the Plan.

3.     Stock Subject to Plan.

      Subject to the provisions of Section 16 hereof, the stock to be subject to options or other awards under the Plan shall be the Company’s Common Stock. Subject to adjustment as provided in Section 16 hereof, 19,000,000 shares of Common Stock shall be available for issuance under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Options, free standing SARs, and outstanding Restricted Stock Awards or outstanding Performance Awards of Common Stock. To the extent that shares of Common Stock subject to an outstanding Option, (except to the extent that shares of Common Stock are issued or delivered by the Company in connection with the exercise of a tandem SAR), outstanding free standing SAR, or outstanding Restricted Stock Award or outstanding Performance Award of Common Stock are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such shares of Common Stock shall again be available under this Plan.

4.     Administration of Plan.

      (a) The Plan shall be administered by the Committee which shall be a committee comprised of not less than two directors appointed from time to time by the Board of Directors. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation (“Rule 16b-3”) and an “outside director” within the meaning of Section 162(m) of the Code.

      (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the individuals to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Stock or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to revoke, amend or modify the terms of any Award prior to delivery of an Agreement to the grantee and to amend or modify the terms of any Award with the consent of the grantee after the execution of an Agreement, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 16 hereof to amend or terminate the Plan. The Committee’s determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

5.     Eligibility.

      Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of Section 424(f) of the Code (herein called

“subsidiaries”). Full or part-time employees, Directors, consultants or independent contractors to the Company or one of its subsidiaries shall be eligible to receive Nonqualified Stock Options and Awards. In determining the persons to whom Options and Awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees, Directors or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an Option or Award under this Plan may be granted additional Options or Awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options granted after December 31, 1986, to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. Nothing in the Plan or in any Agreement hereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

6.     Price.

      The exercise price for all Incentive Stock Options and all Nonqualified Stock Options and SAR’s that are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value per share of Common Stock at the date of grant of such Option. The exercise price for Nonqualified Stock Options granted under the Plan that are not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code and, if applicable, the price for all Awards shall also be determined by the Committee.

7.     Term.

      Each Option and Award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Option or Award agreement. The Committee shall be under no duty to provide terms of like duration for Options or Awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such Option and the term of Options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such Option.

8.     Exercise of Option or Award.

      (a) The Committee shall have full and complete authority to determine whether an Option or Award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the Option as the Committee may determine and specify in the Option or Award agreement.

      (b) The exercise of any Option or Award granted hereunder shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws and the shares of Common Stock to be issued are listed as required by any exchange or automated quotation system upon which the stock is traded or quoted. The Company shall not be required to make such listing if such listing contains conditions unacceptable to the Company.

      (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. If a payment is required, it shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for Common Stock already owned by the optionee or grantee having a Fair Market Value as of the date of grant equal to the full purchase price of the shares, (ii) by delivering the optionee’s or grantee’s promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, (iii) a combination of cash, the optionee’s or grantee’s promissory note and such shares, or (iv) in cash by a broker-dealer acceptable to the Company to whom the optionee or grantee has submitted an irrevocable notice of exercise. The fair market value of such tendered shares shall be determined as provided in Section 5 hereof. The optionee’s or grantee’s promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Such payment shall be made at the time required by the Committee but in no event later than delivery of any shares of Common Stock hereunder. Such payment shall be made at the time required by the Committee but in no event later than delivery of any shares of Common Stock hereunder. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

      (d) The Committee may grant “restoration” options, separately or together with another option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 or any other applicable law, the optionee would be granted a new option when the payment of the exercise price of the option to which such “restoration” option relates is made by the delivery of shares of Common Stock owned by the optionee, as described in subsection (c) above, which new option would be an option to purchase the number of shares not exceeding the sum of (a) the number of shares of Common Stock tendered as payment upon the exercise of the option to which such “restoration” option relates and (b) the number of shares of Common Stock, if any, tendered as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the option to which such “restoration” option relates, as described in Section 12 hereof. “Restoration” options may be granted with respect to options previously granted under this Plan or any prior stock option plan of the Company, and may be granted in connection with any option granted under this Plan at the time of such grant. The purchase price of the Common Stock under each such new option, and the other terms and conditions of such option, shall be determined by the Committee consistent with the provisions of the Plan.

9.     Stock Appreciation Rights.

      (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a stock appreciation right (“SAR”) evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

      (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the “SAR exercise amount” (hereinafter defined) the holder thereof requests be paid in cash and what portion, if any, is to be paid in Common Stock of the Company. The Committee promptly shall cause to be paid to such holder the “SAR exercise amount” either in cash, in Common Stock of the Company, or any combination of cash and shares as may be requested by the holder of the SAR and approved by the Committee in its sole and absolute discretion. The “SAR exercise amount” is the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised.

      (c) Tandem Grants. If SARs are granted in tandem with an Option, the exercise of the Option shall cause a proportional reduction in SARs standing to a grantee’s credit which were granted in tandem with the Option; and the payment of SARs shall cause a proportional reduction of the shares of Common Stock subject to the Option. If SARs are granted in tandem with an Incentive Stock Option, the SARS shall have such terms and condition as shall be required for the Incentive Stock Option to qualify as an Incentive Stock Option.

10.     Restricted Stock Awards.

Awards of Common Stock subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

(a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of shares of Common Stock as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Stock to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

(b) Delivery of Common Stock and Restrictions. At the time of a restricted stock award, a certificate representing the number of shares of Common Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Stock, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Stock; (ii) none of such shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Stock shall be forfeited and all rights of the grantee to such Common Stock shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company or any subsidiary of the Company for the entire restricted period in relation to which such Common Stock was granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Stock subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Stock.

(c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Stock subject thereto, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be. If the Common Stock is traded on a securities exchange, the Company shall not be required to deliver such certificates until such shares have been admitted for trading on such securities exchange.

11.     Performance Awards.

      The Committee is further authorized to grant Performance Awards. Subject to the terms of this Plan and any applicable award agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Stock (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan, any applicable award agreement, or as required to constitute “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any Performance Award shall be determined by the Committee. For Awards that are to be “qualified performance-based compensation” pursuant to Section 162(m) of the Code, the Committee shall set performance goals based on for one or more of the following business criteria: consolidated pre tax earnings, net revenues, net earnings, operating income, earnings before interest and taxes, cash flow, return on equity, return on net assets employed or earnings per share for the applicable performance period, all as computed in accordance with generally accepted accounting principles in effect.

12.     Income Tax Withholding.

      In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, may permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a Fair Market Value equal to such taxes or (ii) delivering to the Company Common Stock other than the shares issuable upon exercise of such option or award with a fair market value equal to such taxes.

13.     Additional Restrictions.

      (a) The Committee shall have full and complete authority to determine whether all or any part of the Common Stock acquired upon exercise of any of the Options or Awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee’s or grantee’s rights with respect thereto, but any such restriction shall be contained in the agreement relating to such Options or Awards.

      (b) No person, who is an employee of the Company at the time of grant, may be granted any award or awards payable in shares or otherwise, the value of which is based solely on an increase in the value of the Common Stock after the date of grant of such awards, for more than 2,025,000 shares, in the aggregate, in any one calendar year period, or, for cash awards not tied to shares, for more than $6,000,000, in the aggregate, in any three calendar year period. The foregoing limitations specifically include the grant of any awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

14.     Ten Percent Shareholder Rule.

      Notwithstanding any other provision in the Plan, if at the time an Incentive Stock Option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

15.     Non-Transferability.

      Except as otherwise determined by the Committee or in an option or award agreement, no Option or Award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent and distribution and during the lifetime of an optionee or grantee, the Option or Award shall be exercisable only by such optionee or grantee. Notwithstanding the foregoing, no Incentive Stock Option shall be transferable by an optionee otherwise than by will or the laws of descent or distribution.

16.     Dilution or Other Adjustments.

      If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding Options and Awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding Options and Awards and the amount payable upon exercise of outstanding Awards, in order to prevent dilution or enlargement of Option or Award rights.

17.     Amendment or Discontinuance of Plan.

      Except to the extent prohibited by applicable law and unless otherwise expressly provided in an option or award agreement or in the Plan:

(a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provisions of the Plan or any option or award agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) would violate the rules or regulations of the National Association of Securities Dealers, Inc. or The Nasdaq stock market or any other securities exchange that are applicable to the Company; or

(ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

(b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Option or Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Option or Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option or award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

18.     Time of Granting.

      The effective date of any grant of an Award shall be the date of the Committee action granting such Award provided that within a reasonable time thereafter a definitive Agreement is delivered to the grantee and executed by the grantee.

19.     Section 16(b) Compliance.

      The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Securities and Exchange Act of 1934, as amended, without so restricting, limiting or conditioning the Plan with respect to other participants.

20.     Effective Date and Termination of Plan.

      (a) The Plan shall be submitted to the shareholders of the Company for their approval and adoption.

      (b) Unless the Plan shall have been discontinued as provided in Section 16 hereof, the Plan shall terminate March 19, 2009. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any Option or Award theretofore granted.

21.     Governing Law.

      The place of administration of the Plan and each Agreement shall be in the State of Minnesota. The corporate law of the Company’s state of incorporation shall govern issues related to the validity and issuance of shares of the Common Stock. Otherwise, this Plan and each Agreement shall be construed and administered in accordance with the laws of the State of Minnesota.

22.     Fractional Shares.

      The Company shall not be required to issue or deliver any fractional share of Common Stock hereunder but may pay, in lieu thereof, an amount in cash equal to the Fair Market Value of such fractional share.

23.     Unfunded Status of Plan

      The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. Neither the Company nor any subsidiary shall be required to segregate any assets that may be represented by Awards, and neither the Company nor any subsidiary shall be deemed to be a trustee of any amounts to be paid under an Award. Any liability of the Company to pay any grantee of an Award hereunder with respect to such Award shall be based solely upon contractual obligations created pursuant to the Agreement with the grantee and the Plan; no such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Company or its subsidiaries.

24.     Headings.

      Headings contained in the Plan and any Agreement are included for convenience only, and they shall not be construed as a part of the Plan or Agreement or in any respect affecting or modifying its provisions.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

PROXY FOR SHARES OF
COMMON STOCK

METRIS COMPANIES INC.

10900 Wayzata Boulevard
Minnetonka, Minnesota 55305

ANNUAL MEETING OF STOCKHOLDERS — WEDNESDAY, MAY 11, 2005, 9:00 A.M.

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on Wednesday, May 11, 2005.

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 28, 2005, revoking all prior proxies, hereby appoints DAVID D. WESSELINK and RICHARD G. EVANS as proxies, each with the power to act alone and with the power of substitution and revocation, and hereby authorizes them to cast all the votes that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Metris Companies Inc. to be held on May 11, 2005, or any adjournment thereof, as specified on the reverse side, on the following matters, that are further described in the Proxy Statement related hereto.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED, AND FOR PROPOSALS 2 AND 3.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND, IF A NOMINEE IS UNABLE TO SERVE, FOR A SUBSTITUTE.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

See reverse for voting instructions.

METRIS COMPANIES INC. 10900 WAYZATA BOULEVARD MINNETONKA, MINNESOTA 55305	VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Metris Companies Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Metris Companies Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK	MTRIS1	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — —— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METRIS COMPANIES INC.

The Board of Directors recommends a vote FOR all nominees listed below, and FOR Proposals 2 and 3.

1.	Election of Seven Directors			For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	Nominees:	01) Leo R. Breitman	05) Edward B. Speno
		02) John A. Cleary	06) Frank D. Trestman
		03) Jerome J. Jenko	07) David D. Wesselink	☐	☐	☐
04) Donald J. Sanders

		For	Against	Abstain
Vote On Proposals

2.	To approve an amendment to the Metris Companies Inc. Amended and Restated Long-Term Incentive and Stock Option Plan.	☐	☐	☐

3.	To ratify KPMG LLP as Metris’ independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND, IF A NOMINEE IS UNABLE TO SERVE, FOR A SUBSTITUTE.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

For address changes, please check this box and write them on the back where indicated	☐

(If there are co-owners, both must sign.) Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BLOCK]	Date

Signature (Joint Owners)	Date

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

PROXY FOR SHARES OF
SERIES C PREFERRED

METRIS COMPANIES INC.

10900 Wayzata Boulevard
Minnetonka, Minnesota 55305

ANNUAL MEETING OF STOCKHOLDERS — WEDNESDAY, MAY 11, 2005, 9:00 A.M.

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on Wednesday, May 11, 2005.

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 28, 2005, revoking all prior proxies, hereby appoints DAVID D. WESSELINK and RICHARD G. EVANS as proxies, each with the power to act alone and with the power of substitution and revocation, and hereby authorizes them to cast all the votes that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Metris Companies Inc. to be held on May 11, 2005, or any adjournment thereof, as specified on the reverse side, on the following matters, that are further described in the Proxy Statement related hereto.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED, AND FOR PROPOSALS 2 AND 3.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND, IF A NOMINEE IS UNABLE TO SERVE, FOR A SUBSTITUTE.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

See reverse for voting instructions.

METRIS COMPANIES INC. 10900 WAYZATA BOULEVARD MINNETONKA, MINNESOTA 55305	VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Metris Companies Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Metris Companies Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK	MTRIS3	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — —— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METRIS COMPANIES INC.

The Board of Directors recommends a vote FOR all nominees listed below, and FOR Proposals 2 and 3.

1.	Election of Four Directors—			For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	Nominees:	01 - C. Hunter Boll	03 - David V. Harkins

		02 - Thomas M. Hagerty	04 - Thomas H. Lee	☐	☐	☐

		For	Against	Abstain
Vote On Proposals

2.	To approve an amendment to the Metris Companies Inc. Amended and Restated Long-Term Incentive and Stock Option Plan.	☐	☐	☐

3.	To ratify KPMG LLP as Metris’ independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND, IF A NOMINEE IS UNABLE TO SERVE, FOR A SUBSTITUTE.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

For address changes, please check this box and write them on the back where indicated	☐

(If there are co-owners, both must sign.) Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BLOCK]	Date

Signature (Joint Owners)	Date